                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A-1

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                (Date of earliest event reported):  June 30, 1996


                            SUN HEALTHCARE GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                   Delaware              1-12040              85-0410612
- --------------------------------------------------------------------------------
          State or other jurisdiction   Commission            IRS Employer
               of incorporation         File Number        Identification No.


                                101 Sun Lane, N.E.
                           Albuquerque, New Mexico 87109
                     ----------------------------------------
                     (Address of Principal Executive Offices)


                         Registrant's Telephone Number,
                       Including Area Code:  (505) 821-3355


               This Current Report on Form 8-K consists of   pages.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On July 2, 1996, a wholly owned subsidiary of Sun Healthcare Group, Inc. ("Sun") purchased all of the outstanding stock of H.T.A. of New York, Inc., and H.T.A. of New Jersey, Inc., providers of physical, speech and occupational therapy services to the health care industry and a covenant not to compete for $5,300,000 in cash. The shareholder of H.T.A. of New York, Inc. and H.T.A. of New Jersey, Inc. was Iris Kimberg.

          On June 30, 1996, a wholly owned subsidiary of Sun purchased all of the outstanding stock of 3270262 Canada Inc., a provider of outpatient physiotherapy and occupational services in Canada for $3,564,000 Canadian Dollars ($2,614,000 U.S. Dollars as of June 30, 1996) in cash. The shareholders of 3270262 Canada Inc. were Robert Y. Weisz and Yorkview Physiotherapy Centre. In connection with this transaction, the acquiring subsidiary agreed to employ a former shareholder for a period of one year at an annual salary of $520,000 Canadian Dollars ($381,000 U.S. Dollars as of June 30, 1996).

          On June 30, 1996, a wholly owned subsidiary of Sun purchased all of the outstanding stock of Aqua Rehabilitation Inc., a provider of outpatient physiotherapy and occupational services in Canada, for $450,000 Canadian Dollars ($330,000 U.S. Dollars as of June 30, 1996) in cash. The shareholders of
Aqua Rehabilitaion Inc. were 624722 Ontario Limited, Lisa Lasko, Benjamin
Lasko and Lisa Lasko as the trustee of the Lasko Family Trust.

          All of the above transactions were accounted for as purchases.

          During the period from February 1, 1996 to July 8, 1996, Sun acquired in open market transactions additional minority interests totalling 9.2% in Ashbourne PLC, an operator of nursing homes in the United Kingdom for $10,165,000. As of July 8, 1996, Sun owned a total minority interest of 29.2% in Ashbourne PLC.

          Prior to July 15, 1996, a Form 8-K was not previously filed for Ashbourne PLC, Aqua Rehabilitation Inc., H.T.A. of New York, Inc. and H.T.A. of New Jersey, Inc. because they individually did not qualify as significant acquisitions by the Company in accordance with the definition of a significant subsidiary in Rule 3-05 of Regulation S-X. However, since the aggregate impact of the individually insignificant businesses acquired by Sun exceeded the reporting requirements of Rule 3-05, the above acquisitions are included in this Form 8-K/A-1.

          The above acquisitions were financed by borrowings under Sun's revolving line of credit with NationsBank of Texas, N.A. as administrative lender.

          The above acquisitions were previously reported on the Company's Current Report on Form 8-K, dated June 30, 1996. This filing provides the required audited and pro forma financial information.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 7(a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

H.T.A. of New York, Inc. and H.T.A. of New Jersey, Inc. Financial Statements
    Independent Auditor's Report
    Combined Balance Sheet as of December 31, 1995
    Combined Statement of Income for the year ended December 31, 1995 Combined Statement of Retained Earnings for the year ended
         December 31, 1995
    Combined Statement of Cash Flows for the year ended December 31, 1995 Notes to Combined Financial Statements

    Combined Balance Sheet as of June 30, 1996 and December 31, 1995 (unaudited) Combined Statements of Operations for the six months ended June 30, 1996 and 1995 (unaudited)
    Combined Statements of Cash Flows for the six months ended June 30, 1996 and 1995 (unaudited)
    Notes to Combined Financial Statements (unaudited)


3270262 Canada Inc.
    Yorkview Physiotherapy Centre Financial Statements
         Auditors' Report
         Balance Sheet as of December 31, 1995
         Statement of Partners' Capital for the period ended December 31, 1995 Statement of Earnings for the period ended December 31, 1995 Statement of Changes in Financial Position December 31, 1995
         Notes to Financial Statements

         Auditors' Report
         Balance Sheet as of June 21, 1996
         Statement of Partners' Capital for the period ended June 21, 1996 Statement of Earnings for the period ended June 21, 1996
         Statement of Changes in Financial Position for the period ended
              June 21, 1996
         Notes to Financial Statements

    Robert Weisz - Physiotherapist - Financial Statements
         Auditors' Report
         Balance Sheet as of December 31, 1995
         Statement of Proprietor's Capital for the period ended
              December 31, 1995
         Statement of Earnings for the period ended December 31, 1995 Statement of Changes in Financial Position for the period ended
              December 31, 1995
         Notes to Financial Statements

Aqua Rehabilitation Inc.
         Auditors' Report
         Balance Sheet as of July 31, 1995
         Statement of Retained Earnings for the year ended July 31, 1995 Statement of Earnings for the year ended July 31, 1995
         Statement of Changes in Financial Position for the year ended
              July 31, 1995
         Notes to Financial Statements

         Balance Sheet as of June 30, 1996 and June 30, 1995 (unaudited) Statement of Retained Earnings for the eleven months ended
              June 30, 1996 and June 30, 1995 (unaudited)
         Statement of Earnings for the eleven months ended June 30, 1996 and
              June 30, 1995
         Statement of Changes in Financial Position for the eleven months ended
              June 30, 1996 and June 30, 1995
         Notes to Financial Statements

Ashbourne PLC Financial Statements
         Auditors' Report to the Shareholders of Ashbourne PLC
         Group Profit and Loss Account for the year ended 1 October 1995 Statement of Total Recognised Gains and Losses for the year ended
              1 October 1995
         Note of Historical Cost Profits and Losses for the year ended
              1 October 1995
         Reconciliation of Movements in Shareholders' Funds for the year ended
              1 October 1995
         Balance Sheet for the year ended 1 October 1995
         Group Cash Flow Statement for the year ended 1 October 1995
         Notes to the Financial Statements

         Group Profit and Loss Account for the 26 weeks ended 31 March 1996
              (unaudited)
         Group Balance Sheet as of 31 March 1996 (unaudited)
         Group Cash Flow Statement for the 26 weeks ended 31 March 1996
              (unaudited)
         Notes (unaudited)

                             INDEPENDENT AUDITORS' REPORT

To Careerstaff Unlimited, Inc. and the Stockholder
HTA of New York, Inc.
HTA of New Jersey, Inc.
New York, New York

We have audited the accompanying combined balance sheet of HTA of New York, Inc. and HTA of New Jersey, Inc. as of December 31, 1995, and the related combined statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of HTA of New York, Inc. and HTA of New Jersey, Inc. as of December 31, 1995, and the combined results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.



                                       /s/ CITRIN COOPERMAN & COMPANY, LLP.
                                       ---------------------------------------
                                       CERTIFIED PUBLIC ACCOUNTANTS



April 17, 1996, except for Note J,
as to which the date is June 28, 1996

                              HTA OF NEW YORK, INC.
                             HTA OF NEW JERSEY, INC.
                             COMBINED BALANCE SHEET
                                DECEMBER 31, 1995




                                     ASSETS

Current assets:
   Cash (Note A(6))                                               $   156,709
   Accounts receivable                                              2,749,018
                                                                  -----------

          Total current assets                                      2,905,727

Property and equipment, net (Notes A(7) and B)                         39,941

Loans receivable - stockholder                                         10,357
Security deposit                                                        2,200
                                                                  -----------

          Total                                                   $ 2,958,225
                                                                  -----------
                                                                  -----------

                      LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
   Note payable - bank (Note C)                                   $    36,250
   Therapists payable                                                 640,896
   Income taxes payable (Note D)                                      856,105
   Accrued expenses and other current liabilities                     107,387
                                                                  -----------

          Total current liabilities                                 1,640,638
                                                                  -----------

Commitments and contingencies (Notes F and G)

Stockholder's equity:
   Common stock (Note H)
   Retained earnings                                                1,317,587
                                                                  -----------

          Total stockholder's equity                                1,317,587
                                                                  -----------

          Total                                                   $ 2,958,225
                                                                  -----------
                                                                  -----------


    The accompanying notes are an integral part of this financial statement.

                              HTA OF NEW YORK, INC.
                             HTA OF NEW JERSEY, INC.
                          COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995


Fee income                                                         $ 10,643,247

Therapists expense (Note G(1))                                        8,201,478
                                                                   ------------

Gross profit                                                          2,441,769

General and administrative expenses                                   1,509,239
                                                                   ------------

Income before other income (expense) and
   provision for income taxes                                           932,530

Other income (expense)
   Interest income                                                          146
   Interest expense                                                      (1,494)
   Depreciation expense                                                 (18,326)
                                                                   ------------

Income before provision for income taxes                                912,856

Provision for income taxes (Note D)                                     470,908
                                                                   ------------

NET INCOME                                                         $    441,948
                                                                   ------------
                                                                   ------------


    The accompanying notes are an integral part of this financial statement.

                             HTA OF NEW YORK, INC.
                            HTA OF NEW JERSEY, INC.
                    COMBINED STATEMENT OF RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1995



Retained earnings - January 1, 1995, as previously reported       $   605,185

Prior period adjustment for accounts receivable,
     therapists payable and accrued expenses (Note I)                 270,454
                                                                  -----------

Retained earnings - as restated - January 1, 1995                     875,639

Net income                                                            441,948
                                                                  -----------

Retained earnings - December 31, 1995                             $ 1,317,587
                                                                  -----------
                                                                  -----------

    The accompanying notes are an integral part of this financial statement.

                             HTA OF NEW YORK, INC.
                            HTA OF NEW JERSEY, INC.
                        COMBINED STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


Cash flows from operating activities:

  Net income                                                       $  441,948
                                                                   -----------
  Adjustments to reconcile net income to net cash provided by operating activities:

     Depreciation                                                      18,326
  Changes in operating assets and liabilities:
     (Increase) in accounts receivable                               (960,784)
     (Increase) in security deposit                                      (800)
     (Increase) in loans to stockholder                               (10,357)
     Increase in therapists payable                                   104,258
     Increase in income taxes payable                                 460,605
     Increase in accrued expenses and other
       current liabilities                                             20,365
                                                                   -----------

     Total adjustments                                               (368,387)
                                                                   -----------

  Net cash provided by operating activities                            73,561
                                                                   -----------

Cash flows from investing activities:

  Purchase of furniture and equipment                                 (16,770)
                                                                   -----------

  Net cash used for investing activities                              (16,770)
                                                                   -----------

Cash flows from financing activities:

  Net repayment of note payable - bank                                 (3,750)
  Repayment of loans payable                                          (30,000)
                                                                   -----------

  Net cash used for financing activities                              (33,750)
                                                                   -----------

Net increase in cash                                                   23,041

Cash - January 1, 1995                                                133,668
                                                                   -----------

Cash - December 31, 1995                                           $  156,709
                                                                   -----------
                                                                   -----------

Supplemental disclosures of cash flow information:

Cash paid during the year for:
  Interest expense                                                 $    1,142
  Income taxes                                                     $    9,543


    The accompanying notes are an integral part of this financial statement.

                             HTA OF NEW YORK, INC.
                            HTA OF JEW JERSEY, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

(NOTE A) - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1.  PRINCIPLES OF COMBINATION:

The accompanying combined financial statements include the accounts of HTA of New York, Inc. and HTA of New Jersey, Inc. (the "Companies"), which are affiliated by common ownership. All significant intercompany accounts and transactions have been eliminated in combination.

2.  DESCRIPTION OF BUSINESS:

The Companies provide licensed physical, occupational and speech therapists throughout the New York metropolitan area.

3.  USE OF ESTIMATES:

The preparation of financial statements requires the Companies' management to estimate the current effects of transactions and events whose ultimate outcomes may not be determinable until future years. Consequently, the estimated current effects could differ from the effects of the ultimate outcomes.

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS:

Effective for years ended after December 15, 1995, Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosure about Fair Value of Financial Instruments", requires disclosure of the fair value of specified financial instruments for which it is practicable to estimate that value. The Statement provides that (a) fair value may be estimated either by reference to quoted market prices, valuation models or independent valuations and (b) practicable means that an estimate of fair value can be made without incurring excessive costs.

As of December 31, 1995, the fair value of cash, accounts receivable, loans receivable - stockholder, therapists payable, income taxes payable, accrued expenses and short term borrowings approximated their carrying amount.

5.  ADVERTISING COSTS:

The costs of advertising are charged to expense as incurred. Advertising expense included in the results of operations, amounted to $3,903 for the year ended December 31, 1995.

6. CONCENTRATION OF CREDIT RISK ARISING FROM CASH DEPOSITS IN EXCESS OF INSURED LIMITS:

HTA of New York, Inc. maintains cash balances at one financial institution. The balances are insured by the Federal Deposit Insurance Company up to $100,000.
At December 31, 1995, the Company's uninsured cash balances total $373,075.

                             HTA OF NEW YORK, INC.
                            HTA OF JEW JERSEY, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

(NOTE A) - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):


7.  PROPERTY AND EQUIPMENT:

Property and equipment is stated at cost. Depreciation is provided for property and equipment based upon the provisions of the Internal Revenue Code. Such depreciation does not differ materially from that which would be recorded under generally accepted accounting principles.

Expenditures for maintenance and repairs which do not materially prolong the normal useful life of an asset are charged to operations as incurred.
Additions and betterments which substantially extend the useful life of an asset are capitalized. Upon sale or other disposition of assets, the cost and related accumulated depreciation are removed from their respective accounts, and any resulting gain or loss is reflected in income.


(NOTE B) - PROPERTY AND EQUIPMENT:

Property and equipment consist of the following:

                                                       Estimated
                                                     Useful Lives
                                                     ------------

    Furniture and equipment            $  99,613      5 - 7 years
    Automobile                            42,255        5 years
                                       ---------

                                         141,868

    Less: Accumulated depreciation       101,927
                                       ---------

                                       $  39,941
                                       ---------

Depreciation expense for the year ended December 31, 1995 aggregated $18,326.


(NOTE C) - NOTE PAYABLE - BANK:

HTA of New York, Inc. has a $100,000 unsecured demand line of credit with a commercial bank which bears interest at the bank's prime rate plus 2% per annum (10.5% at December 31, 1995). At December 31,1995 the balance outstanding was $36,250. The entire outstanding balance plus accrued interest of $224 was repaid by the Company on January 2, 1996.

The line of credit is personally guaranteed by the stockholder of HTA of New York, Inc.

                             HTA OF NEW YORK, INC.
                            HTA OF JEW JERSEY, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

(NOTE D) - INCOME TAXES:

The provision for income taxes consist of the following:

    Current:
         Federal                                           $ 352,982
         State and local                                     117,926
                                                           ---------

         Total                                             $ 470,908
                                                           ---------

Pursuant to applicable sections of the Internal Revenue Code, HTA of New York, Inc. made an affirmative election to utilize the accrual basis of accounting in filing its income tax returns. The company previously filed its income tax returns utilizing the cash basis of accounting. At December 31, 1995, additional income taxes due to this change aggregated $460,605.


(NOTE E) - PROFIT SHARING PLAN

HTA of New York, Inc. maintains a profit sharing plan covering all eligible employees age 21 with a minimum of one year of service. Contributions to the plan are made at the Company's discretion.

The contribution for the year ended December 31, 1995 aggregated $72,000.


(NOTE F) - COMMITMENTS:

HTA of New York, Inc. leases office facilities and automobiles under noncancelable operating leases that expire through September 2000. Future minimum lease payments are as follows:

    Year Ending December 31,
    ------------------------
              1996                                    $  62,053
              1997                                       58,279
              1998                                       28,985
              1999                                       26,764
              2000                                       20,521
                                                      ---------

                        Total                         $ 196,602
                                                      ---------

In addition, the lease on the East Northport office provides for escalation clauses for increases in real estate taxes and utilities.

Rent expense for the year ended December 31, 1995 aggregated $ 56,926.

                             HTA OF NEW YORK, INC.
                            HTA OF NEW JERSEY, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 1995


(NOTE G) - CONTINGENCIES:

1. HTA of New York, Inc. was audited by the New York State Department of Labor for nonpayment of New York State Unemployment Insurance for the years 1990 through the third quarter of 1993. The Company's position was that the therapists were independent contractors, not employees, and they were therefore not liable for unemployment insurance. The Department of Labor deemed the therapists to be employees and assessed HTA of New York, Inc. approximately $210,000 (including interest). The Company paid the full amount of the assessment and protested the case. In October 1995, the Unemployment Insurance Appeal Board affirmed the decision of the Administrative Law Judge who ruled in favor of the Company. In November 1995, the Department of Labor requested that the Appeal Board reopen and reconsider their decision. In February 1996, the Appeal Board agreed to reopen and reconsider their decision.

    HTA of New York, Inc. has not paid or provided for unemployment insurance for any periods subsequent to the period under audit.

2. HTA of New York, Inc. is a defendent in a lawsuit alleging negligence. While the outcome of this lawsuit cannot be predicted with certainty, management does not expect this matter to have a material adverse effect on the financial position or results of operations of the Company.


(NOTE H) - COMMON STOCK:

The Companies each have authorized 200 shares of no par value common stock. As of December 31, 1995, no shares have been issued.


(NOTE I) - PRIOR PERIOD ADJUSTMENT:

Certain errors, resulting in an understatement of previously reported assets and liabilities, were discovered during the current year. Correction of these errors resulted in an increase in previously reported net income for 1994 amounting to $270,454.

The following schedule details the nature and amount of each error:

    Understatement of accounts receivable                        $ 321,711
    Understatement of therapists payable                           (35,242)
    Understatement of accrued expenses                             (16,015)
                                                                 ---------

         Net change                                              $ 270,454
                                                                 ---------


These errors have no effect on net income for 1995.

                             HTA OF NEW YORK, INC.
                            HTA OF NEW JERSEY, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 1995


(NOTE J) - SUBSEQUENT EVENT:

The stockholder of the Companies entered into an agreement to sell 100% of the outstanding stock of the Companies to another entity pursuant to the terms of the agreement. The agreement became effective and the transaction was consumated on June 28, 1996.

                   H. T. A. OF NEW YORK, INC. AND SUBSIDIARY
                            COMBINED BALANCE SHEETS
                      JUNE 30, 1996 AND DECEMBER 31, 1995




                                                       JUNE 30,   DECEMBER 31,
                                                         1996         1995
                                                    ---------------------------
                                                       (UNAUDITED)
ASSETS
Current Assets:

     Cash. . . . . . . . . . . . . . . . . . . .   $     201,123  $   156,709
     Accounts receivable - trade . . . . . . . .       3,123,866    2,749,018
     Other accounts receivable . . . . . . . . .          18,033       10,357
                                                    ---------------------------
Total current assets . . . . . . . . . . . . . .       3,343,022    2,916,084
                                                    ---------------------------

Furniture & Equipment. . . . . . . . . . . . . .         112,703       99,613
Auto . . . . . . . . . . . . . . . . . . . . . .          42,255       42,255
Accumulated Depreciation . . . . . . . . . . . .        (112,025)    (101,927)
                                                    ---------------------------
Total Fixed Assets . . . . . . . . . . . . . . .          42,933       39,941

Other assets . . . . . . . . . . . . . . . . . .           2,200        2,200
                                                    ---------------------------

Total assets . . . . . . . . . . . . . . . . . .    $  3,388,155  $ 2,958,225
                                                    ---------------------------
                                                    ---------------------------

LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:

     Accrued payroll and related liabilities . .    $    687,131  $   640,896
     Note payable - bank . . . . . . . . . . . .         ----          36,250
     Other accrued liabilities . . . . . . . . .          22,410      107,387
     Federal income taxes payable. . . . . . . .       1,116,512      856,105
                                                    ---------------------------
Total current liabilities. . . . . . . . . . . .       1,826,053    1,640,638
                                                    ---------------------------

Commitments & Contingencies (Note F) . . . . . .         ----         ----

Stockholder's equity:

     Common stock. . . . . . . . . . . . . . . .         ----         ----
     Additional paid-in capital. . . . . . . . .             120      ----
     Retained earnings . . . . . . . . . . . . .       1,561,982    1,317,587
                                                    ---------------------------
Total stockholder's equity . . . . . . . . . . .       1,562,102    1,317,587
                                                    ---------------------------

Total liabilities and stockholder's equity . . .      $3,388,155   $2,958,225
                                                    ---------------------------
                                                    ---------------------------

                      H. T. A. OF NEW YORK, INC. AND SUBSIDIARY
                          COMBINED STATEMENTS OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996 & 1995
                                     (UNAUDITED)




                                                          SIX MONTHS ENDED
                                                      -------------------------
                                                         6/30/96      6/30/95
                                                      -------------------------

Revenues . . . . . . . . . . . . . . . . . . . .      $5,711,885   $5,321,624
     Cost of services. . . . . . . . . . . . . .       4,398,151    4,100,739
                                                      -------------------------
Gross Profit . . . . . . . . . . . . . . . . . .       1,313,734    1,220,885
     Operating expenses. . . . . . . . . . . . .         799,664      754,620
                                                      -------------------------

Operating income . . . . . . . . . . . . . . . .         514,070      466,265

     Interest income . . . . . . . . . . . . . .           1,316           73
     Interest expense. . . . . . . . . . . . . .             485          747
     Depr. & amort. of fixed assets. . . . . . .          10,098        9,163
                                                      -------------------------
Net income before taxes. . . . . . . . . . . . .        $504,803     $456,428
                                                      -------------------------
                                                      -------------------------

Net income adjusted for income taxes (Note D):

Net income . . . . . . . . . . . . . . . . . . .         504,803      456,428
Provision for income taxes . . . . . . . . . . .         260,408      235,454
                                                      -------------------------

Net income adjusted for
  income taxes . . . . . . . . . . . . . . . . .        $244,395     $220,974
                                                      -------------------------
                                                      -------------------------

                      H. T. A. OF NEW YORK, INC. AND SUBSIDIARY
                          COMBINED STATEMENTS OF CASH FLOWS
                        SIX MONTHS ENDED JUNE 30, 1996 & 1995
                                     (UNAUDITED)



                                                           SIX MONTHS ENDED
                                                      -------------------------
                                                        6/30/96       6/30/95
                                                      -------------------------
Operating activities
Net income . . . . . . . . . . . . . . . . . . .        $244,395     $220,974
Adjustments to reconcile net income to net
 cash provided by (used in) operating activities:
    Depreciation & Amortization. . . . . . . . .          10,098        9,163
    Changes in operating assets and liabilities:
    Accounts receivable, trade net . . . . . . .        (382,524)    (923,814)
    Accounts payable and accrued expenses. . . .         221,665      408,216

                                                      -------------------------
Net cash provided by (used in) operating activities       93,634     (285,461)
                                                      -------------------------

Investing activities
    Purchase of furniture, equipment and
    leasehold improvements . . . . . . . . . . .         (13,090)      (8,385)
    Changes in other assets. . . . . . . . . . .               0       71,100

                                                      -------------------------
Net cash provided by (used in) investing activities      (13,090)      62,715
                                                      -------------------------

Financing activities
    Borrowing from bank. . . . . . . . . . . . .         (36,250)     (70,000)
    Other. . . . . . . . . . . . . . . . . . . .             120      270,454

                                                      -------------------------
Net cash provided by (used in) financing activities      (36,130)     200,454
                                                      -------------------------

Net increase (decrease) in cash. . . . . . . . .          44,414      (22,292)
Cash at beginning of period. . . . . . . . . . .         156,709      133,668

                                                      -------------------------
Cash at end of period. . . . . . . . . . . . . .        $201,123     $111,376
                                                      -------------------------
                                                      -------------------------

Supplemental disclosure of cash flow information:

    Cash paid during the period for interest . .          $1,316          $73
                                                      -------------------------
                                                      -------------------------

                              HTA OF NEW YORK, INC.
                             HTA OF NEW JERSEY, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                  JUNE 30, 1996
                                   (UNAUDITED)


(NOTE A) - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1.   PRINCIPLES OF COMBINATION:

     The accompanying combined financial statements include the accounts of HTA of New York, Inc. and HTA of New Jersey, Inc. (the "Companies"), which are affiliated by common ownership (See Note H). All significant intercompany accounts and transactions have been eliminated in combination.

2.   DESCRIPTION OF BUSINESS:

     The Companies provide licensed physical, occupational, and speech therapists throughout the New York metropolitan area.

3.   USE OF ESTIMATES:

     The preparation of financial statements requires the Companies' management to estimate the current effects of transactions and events whose ultimate outcomes may not be determinable until future years. Consequently, the estimated current effects could differ from the effects of the ultimate outcomes.

4.   FAIR VALUE OF FINANCIAL INSTRUMENTS:

     Effective for years ended after December 15, 1995, Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosure about Fair Value of Financial Instruments", requires disclosure of the fair value of specified financial instruments for which it is practicable to estimate that value. The Statement provides that (a) fair value may be estimated either by reference to quoted market prices, valuation models or independent valuations and (b) practicable means that an estimate of fair value can be made without incurring excessive costs.

     As of June 30, 1996 and December 31, 1995, the fair value of cash, accounts receivable, accrued payroll and related liabilities, federal income taxes payable, and other accrued liabilities approximated their carrying amount.

5.   PROPERTY AND EQUIPMENT:

     Property and equipment is stated at cost. Depreciation is provided for property and equipment based upon the provisions of the Internal Revenue Code. Such depreciation does not differ materially from that which would be recorded under generally accepted accounting principles.

     Expenditures for maintenance and repairs which do not materially prolong the normal useful life of an asset are charged to operations as incurred. Additions and betterments which substantially extend the useful life of an asset are capitalized. Upon sale or other disposition of assets, the cost and related accumulated depreciation are removed from their respective accounts, and any resulting gain or loss is reflected in income.


(NOTE B) - PROPERTY AND EQUIPMENT:

Property and equipment consist of the following:

                                  June 30,     December 31,     Estimated
                                    1996           1995         Useful Lives
                                  --------     ------------     ------------

Furniture and equipment           $112,703        99,613          5-7 years
Automobile                          42,255        42,255
                                  --------      --------
                                   154,958       141,868

Less:
Accumulated depreciation           112,025       101,927
                                  --------      --------
                                  $ 42,933      $ 39,941
                                  --------      --------
                                  --------      --------

Depreciation expense for the six months ended June 30, 1996 and 1995 aggregated $10,098 and $9,163, respectively.


(NOTE C) - NOTE PAYABLE - BANK:

HTA of New York, Inc. has a $100,000 unsecured demand line of credit with a commercial bank which bears interest at the bank's prime rate plus 2% per annum (10.5% at June 30, 1996). At December 31, 1995 the balance outstanding was $36,250. The entire outstanding balance plus accrued interest of $224 was repaid by the Company on January 2, 1996.

(NOTE D) - INCOME TAXES:

The provision for income taxes consist of the following:

                                Six Months Ended June 30
                                ------------------------
                                  1996            1995
                                  ----            ----

     Current:
          Federal               $195,196        $176,491
          State and Local         65,212          58,963
                                --------        --------

          Total                 $260,408        $235,454
                                --------        --------
                                --------        --------

Pursuant to the applicable sections of the Internal Revenue Code, HTA of New York, Inc. made an affirmative election to utilize the accrual basis of accounting in filing its income tax returns. The Company previously filed its income tax returns utilizing the cash basis of accounting. At June 30, 1996, additional income taxes due to this change aggregated $483,515.


(NOTE E) - PROFIT SHARING PLAN:

HTA of New York, Inc. maintains a profit sharing plan covering all eligible employees age 21 with a minimum of one year of service. Contributions to the plan are made at the Company's discretion.

The contribution for the year ended December 31, 1995 aggregated $72,000.


(NOTE F) - CONTINGENCIES:

1. HTA of New York, Inc. was audited by the New York State Department of Labor for nonpayment of New York State Unemployment Insurance for the years 1990 through the third quarter of 1993. The Company's position was that the therapists were independent contractors, not employees, and they were therefore not liable for unemployment insurance. The Department of Labor deemed the therapists to be employees and assessed HTA of New York, Inc. approximately $210,000 (including interest). The Company paid the full amount of the assessment and protested the case. In October 1995, the Unemployment Insurance Appeal Board affirmed the decision of the Administrative Law Judge who ruled in favor of the Company. In November 1995, the Department of Labor requested that the Appeal Board reopen and reconsider their decision. In February 1996, the Appeal Board agreed to reopen and reconsider their decision.

     HTA of New York, has not paid or provided for unemployment insurance for any periods subsequent to the period under audit.

2. HTA of New York, Inc. is a defendant in a lawsuit alleging negligence. While the outcome of this lawsuit cannot be predicted with certainty, management does not expect this matter to have a material adverse on the financial position or results of operations of the Company.

(NOTE G) - PRIOR PERIOD ADJUSTMENT:

Certain errors, resulting in an understatement of previously reported assets and liabilities, were discovered during the year ended December 31, 1995.
Correction of these errors resulted in an increase in previously reported net income for 1994 amounting to $270,454.

The following schedule details the nature and amount of each error:

     Understatement of accounts receivable         $ 321,711
     Understatement of therapists payable            (35,242)
     Understatement of accrued expenses              (16,015)
                                                   ---------

          Net Change                               $ 270,454
                                                   ---------

These errors had no effect on net income for 1995.

(NOTE H) - SALE OF COMPANIES:

On June 28, 1996 CareerStaff Unlimited, Inc. acquired all of the common stock of the companies pursuant to the stock purchase and sale agreement executed on that date for total consideration of approximately $4,300,000.

The following financial statements for Yorkview Physiotherapy Centre, Robert Weisz and Aqua Rehabilitation Inc. have been prepared under accounting principles generally accepted in Canada. The financial statements for these businesses are presented in Canadian Dollars as represented by the $ symbol.

AUDITORS' REPORT
- --------------------------------------------------------------------------------


To the Partners of
Yorkview Physiotherapy Centre


We have audited the balance sheet of Yorkview Physiotherapy Centre as at December 31, 1995 and the statements of earnings, partners, capital and changes in financial position for the period from May 1, 1995 to December 31, 1995. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the partnership as at December 31, 1995 and the results of its operations and the changes in its financial position for the period then ended in accordance with generally accepted accounting principles.


/s/ Soberman Isenbaum & Colomby

Chartered Accountants

Toronto, Canada
August 7, 1996

YORKVIEW PHYSIOTHERAPY CENTRE
BALANCE SHEET
                                                      At
                                             DECEMBER 31,
                                                    1995
- --------------------------------------------------------

ASSETS

CURRENT
Cash                                           $  39,343
Accounts receivable                               62,595
Prepaid expense                                    6,420
- --------------------------------------------------------

                                                 108,358

EQUIPMENT AND LEASEHOLD IMPROVEMENTS (NOTE 3)     23,461
- --------------------------------------------------------

                                               $ 131,819
- --------------------------------------------------------

LIABILITIES

CURRENT
Accounts payable and accrued charges            $  6,875

PARTNERS' CAPITAL

PARTNERS' CAPITAL                                124,944
- --------------------------------------------------------

                                               $ 131,819
- --------------------------------------------------------

SEE ACCOMPANYING NOTES

YORKVIEW PHYSIOTHERAPY CENTRE
STATEMENT OF PARTNERS' CAPITAL
PERIOD ENDED DECEMBER 31, 1995
- --------------------------------------------------------------------------------

                                                       The Weisz
                                           Robert         Family
                                            Weisz          Trust          TOTAL
- --------------------------------------------------------------------------------

Balance, beginning of period            $ 127,934      $  42,644      $ 170,578

Net earnings                               82,024         27,342        109,366
- --------------------------------------------------------------------------------

                                          209,958         69,986        279,944

Distributions                             116,250         38,750        155,000
- --------------------------------------------------------------------------------

Balance, end of period                  $  93,708      $  31,236      $ 124,944
- --------------------------------------------------------------------------------




SEE ACCOMPANYING NOTES

YORKVIEW PHYSIOTHERAPY CENTRE
STATEMENT OF EARNINGS
                                                          PERIOD
                                                           ENDED
                                                     DECEMBER 31,
                                                            1995
- ----------------------------------------------------------------

REVENUE
Fees billed                                            $ 308,530
- ----------------------------------------------------------------

EXPENSES
Fees paid                                                 47,875
Salaries                                                  38,469
Rent                                                      36,400
Management fees                                           18,800
Bad debts                                                 18,591
Professional fees                                          4,467
General and office                                         3,672
Employee benefits                                          2,763
Telephone                                                  1,863
Insurance and business taxes                               1,055
Promotion                                                    400
Interest and bank charges                                    200
Amortization                                               5,455
Write off of leasehold improvements                       19,154
- ----------------------------------------------------------------

                                                         199,164
- ----------------------------------------------------------------

Net earnings                                           $ 109,366
- ----------------------------------------------------------------

SEE ACCOMPANYING NOTES

YORKVIEW PHYSIOTHERAPY CENTRE
STATEMENT OF CHANGES IN FINANCIAL POSITION                PERIOD
                                                           ENDED
                                                     DECEMBER 31
                                                            1995
- ----------------------------------------------------------------

SOURCES (USES) OF CASH

OPERATING ACTIVITIES
Net earnings                                          $  109,366
CHARGES NOT INVOLVING AN OUTLAY OF CASH
Amortization                                               5,455
Write off of leasehold improvements                       19,154

CHANGES IN NON-CASH WORKING CAPITAL ITEMS
Accounts receivable                                       41,273
Prepaid expenses                                          (6,420)
Accounts payable and accrued charges                     (35,846)
- -----------------------------------------------------------------

CASH FROM OPERATIONS                                     132,982

INVESTING ACTIVITY
Additions to equipment and leasehold improvements         (3,281)

DISTRIBUTIONS TO PARTNERS                               (155,000)
- -----------------------------------------------------------------

NET CASH INCREASE (DECREASE)                             (25,299)

CASH, BEGINNING OF PERIOD                                 64,642
- ----------------------------------------------------------------

CASH, END OF PERIOD                                    $  39,343
- ----------------------------------------------------------------

SEE ACCOMPANYING NOTES

YORKVIEW PHYSIOTHERAPY CENTRE
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31,  1995
- --------------------------------------------------------------------------------

1.   GENERAL

     The accompanying financial statements of Yorkview Physiotherapy Centre, an unincorporated partnership, reflect only the assets, liabilities, revenue and expenses of the physiotherapy practice. They do not include any other personal assets, liabilities, revenue or expenses of the partners.

     No provision has been made in the financial statements for interest on capital or fees to the partners.

     These financial statements do not provide for income taxes as they are the responsibility of the partners.


2.   SIGNIFICANT ACCOUNTING POLICY

     CAPITAL ASSETS

     Equipment and leasehold improvements are recorded at cost. Amortization is provided annually on a basis designed to amortize the assets over their estimated useful lives, as follows:

     Furniture, fixtures and equipment   -   20% declining balance
     Leasehold improvements              -    5 years straight line


3.   EQUIPMENT AND LEASEHOLD IMPROVEMENTS

                                                       DECEMBER 31,
                                                              1995
                                                               NET
                                          Accumulated     CARRYING
                               Cost      Amortization       AMOUNT
- ------------------------------------------------------------------

Equipment                 $  30,159          $  9,651    $  20,508
Leasehold improvements        3,281               328        2,953
- ------------------------------------------------------------------

                          $  33,440          $  9,979    $  23,461
- ------------------------------------------------------------------

YORKVIEW PHYSIOTHERAPY CENTRE
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31,  1995
- --------------------------------------------------------------------------------

4.   RELATED PARTY TRANSACTION

     624722 Ontario Limited ("624722") is owned by Robert Weisz, a partner. Pursuant to a written agreement, the partnership paid management fees to 624722 in the amount of $18,800.


5.   CHANGE OF NAME

     On September 1, 1995, concurrent with a relocation to new premises, the partnership changed its name to Yorkview Physiotherapy Centre.


6.   CHANGE IN FISCAL YEAR END

     Effective December 31, 1995, the partnership changed its fiscal year end to December 31.


7.   LEASE COMMITMENT

     The partnership is committed to a long term lease with an expiry in August, 2000. Minimum annual rent (exclusive of requirement to pay its proportionate share of property taxes, maintenance and insurance) for each of the next 5 years is as follows:

     Year ending December 31, 1996                                       $22,000
                              1997                                        39,000
                              1998                                        41,000
                              1999                                        43,000
                              2000                                        30,000


8.   SUBSEQUENT EVENTS

     Effective immediately after the close of business on June 21, 1996, the partnership transferred its assets and business undertaking to 3270262 Canada Inc. ("Canada"), a related party, pursuant to Subsection 85(2) of the Income Tax Act. As consideration, the partnership received common shares in the capital of Canada.

     On June 30, 1996, the partnership sold its common shares of Canada for $400,000 cash proceeds.

AUDITORS' REPORT
- --------------------------------------------------------------------------------



To the Partners of
Yorkview Physiotherapy Centre


We have audited the balance sheet of Yorkview Physiotherapy Centre as at June 21, 1996 and the statements of earnings, partners' capital and changes in financial position for the period from January 1, 1996 to June 21, 1996. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the partnership as at June 21, 1996 and the results of its operations and the changes in its financial position for the period then ended in accordance with generally accepted accounting principles.


/s/ Soberman Isenbaum & Colomby

Chartered Accountants

Toronto, Canada
August 7, 1996

YORKVIEW PHYSIOTHERAPY CENTRE
BALANCE SHEET                                                AT
                                                        JUNE 21
                                                           1996
- ---------------------------------------------------------------

ASSETS


CURRENT
Cash                                                   $ 7,085
Accounts receivable                                     83,415
Prepaid expenses                                         7,356
- --------------------------------------------------------------

                                                        97,856

EQUIPMENT AND LEASEHOLD IMPROVEMENTS (NOTE 3)           26,543
- --------------------------------------------------------------

                                                     $ 124,399
- --------------------------------------------------------------

LIABILITIES

CURRENT
Accounts payable and accrued charges                  $ 26,206

PARTNERS' CAPITAL

PARTNERS' CAPITAL                                       98,193
- --------------------------------------------------------------

                                                     $ 124,399
- --------------------------------------------------------------

SEE ACCOMPANYING NOTES

YORKVIEW PHYSIOTHERAPY CENTRE
STATEMENT OF PARTNERS' CAPITAL
PERIOD ENDED JUNE 21, 1996
- --------------------------------------------------------------------------------

                                                      The Weisz
                                          Robert         Family
                                           Weisz          Trust          TOTAL
- --------------------------------------------------------------------------------

Balance, beginning of period           $  93,708      $  31,236     $  124,944

Net earnings                              83,437         27,812        111,249
- --------------------------------------------------------------------------------

                                         177,145         59,048        236,193

Distributions                            103,500         34,500        138,000
- --------------------------------------------------------------------------------

Balance, end of period                 $  73,645      $  24,548      $  98,193
- --------------------------------------------------------------------------------




SEE ACCOMPANYING NOTES

YORKVIEW PHYSIOTHERAPY CENTRE
STATEMENT OF EARNINGS                                 PERIOD
                                                       ENDED
                                                     JUNE 21
                                                        1996
- ------------------------------------------------------------

REVENUE
Fees billed                                        $ 310,674
- ------------------------------------------------------------

EXPENSES
Fees paid                                             45,904
Bad debts                                             45,129
Rent                                                  32,644
Salaries                                              28,801
Management fees                                       12,840
Medical supplies                                       9,191
Professional fees                                      5,275
Employee benefits                                      4,555
General and office                                     4,505
Fees dues and subscriptions                            2,350
Insurance and business taxes                           2,233
Maintenance and repairs                                1,873
Telephone                                              1,479
Interest and bank charges                                141
Amortization                                           2,505
- ------------------------------------------------------------

                                                     199,425
- ------------------------------------------------------------

NET EARNINGS                                       $ 111,249
- ------------------------------------------------------------

SEE ACCOMPANYING NOTES

YORKVIEW PHYSIOTHERAPY CENTRE
STATEMENT OF CHANGES IN FINANCIAL POSITION            PERIOD
                                                       ENDED
                                                     JUNE 21
                                                        1996
- ------------------------------------------------------------

SOURCES (USES) OF CASH

OPERATING ACTIVITIES
Net earnings                                      $  111,249
CHARGES NOT INVOLVING AN OUTLAY OF CASH
Amortization                                           2,505

CHANGES IN NON-CASH WORKING CAPITAL ITEMS
Accounts receivable                                  (20,820)
Prepaid expenses                                        (936)
Accounts payable and accrued charges                  19,331
- ------------------------------------------------------------

CASH FROM OPERATIONS                                 111,329

INVESTING ACTIVITY
Additions to equipment and leasehold improvements     (5,587)

DISTRIBUTIONS TO PARTNERS                           (138,000)
- -------------------------------------------------------------

NET CASH DECREASE                                    (32,258)

CASH, BEGINNING OF PERIOD                             39,343
- ------------------------------------------------------------

CASH, END OF PERIOD                                 $  7,085
- ------------------------------------------------------------

SEE ACCOMPANYING NOTES

YORKVIEW PHYSIOTHERAPY CENTRE
NOTES TO FINANCIAL STATEMENTS
JUNE 21, 1996
- --------------------------------------------------------------------------------

1.  GENERAL

    The accompanying financial statements of Yorkview Physiotherapy Centre, an unincorporated partnership, reflect only the assets, liabilities, revenue and expenses of the partnership. They do not include any other assets, liabilities, revenue or expenses of the partners.

    No provision has been made in the financial statements for interest on capital or salaries to the partners.

    These financial statements do not provide for income taxes as they are the responsibility of the partners.


2.  SIGNIFICANT ACCOUNTING POLICY

    CAPITAL ASSETS

    Equipment and leasehold improvements are recorded at cost. Amortization is provided annually on a basis designed to amortize the assets over their estimated useful lives, as follows:

    Equipment                -    20% declining balance
    Leasehold improvements   -    5 years straight line


3.  EQUIPMENT AND LEASEHOLD IMPROVEMENTS

                                                        JUNE 21,
                                                           1996
                                                            NET
                                      Accumulated      CARRYING
                             Cost    Amortization        AMOUNT
- ---------------------------------------------------------------

Equipment               $  30,159      $  11,584      $  18,575
Leasehold improvements      8,868            900          7,968
- ---------------------------------------------------------------

                        $  39,027      $  12,484      $  26,543
- ---------------------------------------------------------------

YORKVIEW PHYSIOTHERAPY CENTRE
NOTES TO FINANCIAL STATEMENTS
JUNE 21, 1996
- --------------------------------------------------------------------------------

4.  RELATED PARTY TRANSACTION

    624722 Ontario Limited ("624722") is owned by Robert Weisz, a partner. Pursuant to a written agreement, the partnership paid management fees to 624722 in the amount of $12,840.


5.  LEASE COMMITMENT

    The partnership is committed to a long term lease with an expiry in August, 2000. Minimum annual rent (exclusive of requirement to pay its proportionate share of property taxes, maintenance and insurance) is approximately $40,000 per year.


6.  SUBSEQUENT EVENTS

    Effective immediately after the close of business on June 21, 1996, the partnership transferred its assets and business undertaking to 3270262 Canada Inc. ("Canada"), a related party, pursuant to Subsection 85(2) of the Income Tax Act. As consideration, the partnership received common shares in the capital of Canada.

    On June 30, 1996, the partnership sold its common shares of Canada for $400,000 cash proceeds.

AUDITORS' REPORT
- --------------------------------------------------------------------------------


To Robert Weisz, Proprietor


We have audited the balance sheet of Robert Weisz - Physiotherapist as at December 31, 1995 and the statements of earnings, proprietor's capital and changes in financial position for the period from February 1, 1995 to December 31, 1995. These financial statements are the responsibility of the proprietor. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the proprietorship as at December 31, 1995 and the results of its operations and the changes in its financial position for the period then ended in accordance with generally accepted accounting principles.


/s/ Soberman Isenbaum & Colomby

Chartered Accountants

Toronto, Canada
August 7, 1996

ROBERT WEISZ - PHYSIOTHERAPIST
BALANCE SHEET

                                                                            AT
                                                                   DECEMBER 31
                                                                          1995
- ------------------------------------------------------------------------------

ASSETS

CURRENT
Cash                                                                   $ 19,206
Accounts receivable                                                     577,714
- -------------------------------------------------------------------------------

                                                                        596,920
AUTOMOBILE - AT COST, LESS ACCUMULATED
 AMORTIZATION OF $13,347                                                 21,433
O.H.I.P. PHYSIOTHERAPY LICENCE - AT COST, LESS
 ACCUMULATED AMORTIZATION OF $36,583
                                                                         65,567
- -------------------------------------------------------------------------------

                                                                       $683,920
- -------------------------------------------------------------------------------

LIABILITIES

CURRENT
Accounts payable and accrued charges                                   $ 36,748
Due to 624772 Ontario Limited, non-interest bearing (NOTE 3)            130,217
- -------------------------------------------------------------------------------

                                                                        166,965

PROPRIETOR'S CAPITAL

PROPRIETOR'S CAPITAL                                                    516,955
- -------------------------------------------------------------------------------

                                                                       $683,920
- -------------------------------------------------------------------------------


SEE ACCOMPANYING NOTES

ROBERT WEISZ - PHYSIOTHERAPIST
STATEMENT OF PROPRIETOR'S CAPITAL                                  PERIOD ENDED
                                                                    DECEMBER 31
                                                                           1995
- -------------------------------------------------------------------------------

Balance, beginning of period                                         $1,004,211

Net earnings                                                          1,749,663


- -------------------------------------------------------------------------------
                                                                      2,753,874

Distributions, net                                                    2,236,919
- -------------------------------------------------------------------------------

Balance, end of period                                               $  516,955
- -------------------------------------------------------------------------------



SEE ACCOMPANYING NOTES

ROBERT WEISZ - PHYSIOTHERAPIST
STATEMENT OF EARNINGS                                              PERIOD ENDED
                                                                    DECEMBER 31
                                                                           1995
- -------------------------------------------------------------------------------

REVENUE
Fees billed                                                          $4,535,867
- -------------------------------------------------------------------------------

EXPENSES
Fees paid                                                               951,652
Management fees                                                         553,663
Salaries                                                                551,338
Bad debts                                                               441,347
Equipment rental                                                        165,824
Employee benefits                                                        66,790
General and office                                                       19,182
Insurance and business taxes                                             13,840
Advertising and promotion                                                 5,493
Professional and consulting fees                                          4,450
Loss on sale of automobile                                                 -
Amortization                                                             12,625
- -------------------------------------------------------------------------------

                                                                      2,786,204
- -------------------------------------------------------------------------------

NET EARNINGS                                                         $1,749,663
- -------------------------------------------------------------------------------


SEE ACCOMPANYING NOTES

ROBERT WEISZ - PHYSIOTHERAPIST
STATEMENT OF CHANGES IN FINANCIAL POSITION                               PERIOD
                                                                          ENDED
                                                                    DECEMBER 31
                                                                           1995
- -------------------------------------------------------------------------------

SOURCES (USES) OF CASH

OPERATING ACTIVITIES
Net earnings                                                         $1,749,663
CHARGES NOT INVOLVING AN OUTLAY OF CASH
Amortization                                                             12,625

CHANGES IN NON-CASH WORKING CAPITAL ITEMS
Accounts receivable                                                     369,343
Accounts payable and accrued charges                                    (33,836)
Due to 624722 Ontario Limited                                           (38,997)
- --------------------------------------------------------------------------------
CASH FROM OPERATIONS                                                   2,058,798

DISTRIBUTIONS TO PROPRIETOR, NET                                     (2,236,919)
- --------------------------------------------------------------------------------

NET CASH INCREASE (DECREASE)                                           (178,121)

CASH, BEGINNING OF PERIOD                                               197,327
- -------------------------------------------------------------------------------

CASH, END OF PERIOD                                                 $    19,206
- -------------------------------------------------------------------------------



SEE ACCOMPANYING NOTES

ROBERT WEISZ - PHYSIOTHERAPIST
NOTES TO FINANCIAL STATEMENTS DECEMBER 31,  1995
- -------------------------------------------------------------------------------

1.  UNINCORPORATED BUSINESS

    The accompanying financial statements of Robert Weisz - Physiotherapist, an unincorporated business, reflect only the assets, liabilities, revenue and expenses of the physiotherapy practice of Robert Weisz. They do not include any other personal assets, liabilities, revenue or expenses of Robert Weisz.

    No provision has been made in the accounts for income taxes on the net earnings as such taxes are the personal liability of Robert Weisz.

    No provision has been made in the accounts for a salary to Robert Weisz or interest on his invested capital.


2.  SIGNIFICANT ACCOUNTING POLICIES

    AUTOMOBILE

    The automobile is recorded at cost. Amortization is provided annually on a basis designed to amortize the automobile over its estimated useful life, at a rate of 30% on a declining balance basis.

    O.H.I.P. PHYSIOTHERAPY LICENSE

    The license is recorded at cost. Amortization is provided annually on 75% of the cost at 7% on the declining balance basis.


3.  MANAGEMENT CONTRACT

    624722 Ontario Limited ("624722") is owned by Robert Weisz, the proprietor. 624722 provides management and other services. Amounts charged by 624722 during the period aggregated $719,487.


4.  CHANGE IN FISCAL YEAR END

    Effective December 31, 1995, the fiscal year end of the proprietorship was changed to December 31.

ROBERT WEISZ - PHYSIOTHERAPIST
NOTES TO FINANCIAL STATEMENTS DECEMBER 31,  1995
- -------------------------------------------------------------------------------


5.  SUBSEQUENT EVENT

    Effective immediately after the close of business on June 21, 1996, substantially all of the assets and business undertaking of the proprietorship were transferred to 3270262 Canada Inc. ("Canada"), a related party, pursuant to Subsection 85(1) of the Income Tax Act. As consideration, the proprietor received common shares in the capital of Canada.

AUDITORS' REPORT
- --------------------------------------------------------------------------------

To the Shareholders of
Aqua Rehabilitation Inc.


We have audited the balance sheet of Aqua Rehabilitation Inc. as at July 31, 1995 and the statements of earnings, retained earnings and changes in financial position for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at July 31, 1995 and the results of its operations and the changes in its financial position for the year then ended in accordance with generally accepted accounting principles.


/s/ Soberman Isenbaum & Colomby

Chartered Accountants

Toronto, Canada
August 7, 1996

AQUA REHABILITATION INC.
BALANCE SHEET
AT JULY 31, 1995
- --------------------------------------------------------------------------------

ASSETS

CURRENT
Cash                                                                  $  107,985
Accounts receivable                                                      211,725
Prepaid expenses                                                           3,831
Advances receivable                                                       42,938
- --------------------------------------------------------------------------------
                                                                         366,479

LEASEHOLD IMPROVEMENTS - AT COST, LESS ACCUMULATED AMORTIZATION
   OF $320                                                                 2,876
- --------------------------------------------------------------------------------

                                                                      $  369,355
- --------------------------------------------------------------------------------

LIABILITIES

CURRENT
Accounts payable and accrued charges                                  $  323,530
Corporation income taxes payable                                          41,815
- --------------------------------------------------------------------------------

                                                                         365,345
- --------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY

CAPITAL STOCK (NOTE 3)                                                        40
RETAINED EARNINGS                                                          3,970
- --------------------------------------------------------------------------------

                                                                           4,010
- --------------------------------------------------------------------------------

                                                                        $369,355
- --------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES

AQUA REHABILITATION INC.
STATEMENT OF RETAINED EARNINGS
YEAR ENDED JULY 31, 1995
- -------------------------------------------------------------------------------

Net earnings                                                           $143,970

Dividends paid                                                         (140,000)
- -------------------------------------------------------------------------------

BALANCE, END OF YEAR                                                   $  3,970
- -------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES

AQUA REHABILITATION INC.
STATEMENT OF EARNINGS
YEAR ENDED JULY 31, 1995
- -------------------------------------------------------------------------------

REVENUE
Fees billed                                                            $995,150
Interest                                                                    547
- -------------------------------------------------------------------------------

                                                                        995,697
- -------------------------------------------------------------------------------

EXPENSES
Management salaries                                                     290,000
Bad debts                                                               190,654
Salaries, fees and benefits                                             179,099
Swimming pool rental                                                     67,370
General and office                                                       29,315
Professional services                                                    12,643
Rent                                                                     11,152
Advertising and promotion                                                 7,856
Medical supplies                                                          7,630
Car                                                                       5,502
Telephone                                                                 4,571
Business taxes                                                            1,392
Insurance                                                                 1,269
Bank charges and interest                                                   739
Repairs and maintenance                                                     400
Amortization                                                                320
- -------------------------------------------------------------------------------

                                                                        809,912
- -------------------------------------------------------------------------------

EARNINGS BEFORE INCOME TAX                                              185,785

INCOME TAX                                                               41,815
- -------------------------------------------------------------------------------

NET EARNINGS                                                           $143,970
- -------------------------------------------------------------------------------


SEE ACCOMPANYING NOTES

AQUA REHABILITATION INC.
STATEMENT OF CHANGES IN FINANCIAL POSITION
YEAR ENDED JULY 31, 1995
- -------------------------------------------------------------------------------

SOURCES (USES) OF CASH

OPERATING ACTIVITIES
Net earnings                                                         $  143,970
Amortization not involving an outlay of cash                                320

CHANGES IN NON-CASH WORKING CAPITAL ITEMS
Accounts receivable                                                    (211,725)
Prepaid expenses                                                         (3,791)
Advances receivable                                                     (42,938)
Accounts payable and accrued charges                                    323,530
Corporation income taxes payable                                         41,815
- -------------------------------------------------------------------------------

CASH FROM OPERATIONS                                                    251,181

INVESTING ACTIVITY
Additions to leasehold improvements                                      (3,196)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends                                                              (140,000)
- -------------------------------------------------------------------------------

NET CASH INCREASE                                                       107,985

CASH, BEGINNING OF YEAR                                                     -
- -------------------------------------------------------------------------------

CASH, END OF YEAR                                                    $  107,985
- -------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES

AQUA REHABILITATION INC.
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1995
- --------------------------------------------------------------------------------

1. INCEPTION

   The company was incorporated on June 23, 1994 and commenced operations in August, 1994.


2. SIGNIFICANT ACCOUNTING POLICIES

   LEASEHOLD IMPROVEMENTS

   Leasehold improvements are recorded at cost. Amortization is provided annually on a straight line basis at 20%, in order to amortize the asset over its estimated useful life.


3. CAPITAL STOCK

   Authorized    Issued

   Unlimited      200     Class A shares, voting, variable dividend
                          per share, redeemable at stated amount
                          per share                                     $  20

   Unlimited      ---     Class B shares, non-voting, variable
                          dividend per share, redeemable at stated
                          amount per share                                  -

   Unlimited      ---     Class C shares, non-voting, participating
                          equally with common shares                        -

   Unlimited      200     Common shares                                    20

- --------------------------------------------------------------------------------

                                                                        $  40
- --------------------------------------------------------------------------------


4. RELATED PARTY TRANSACTIONS

   Advances receivable are non-interest bearing, with no fixed terms of repayment and are due from shareholders and directors.

AQUA REHABILITATION INC.
INTERIM BALANCE SHEET
UNAUDITED
AT JUNE 30                                                  1996         1995
- --------------------------------------------------------------------------------

ASSETS

CURRENT
Cash                                                    $ 28,869     $ 32,629
Accounts receivable                                       91,302      238,009
Prepaid expenses                                           1,710        3,830
Advances receivable                                            -       32,062
- --------------------------------------------------------------------------------

                                                         121,881      306,530

CAPITAL ASSETS - AT COST, LESS ACCUMULATED AMORTIZATION    7,892        2,903
- --------------------------------------------------------------------------------

                                                        $129,773     $309,433
- --------------------------------------------------------------------------------

LIABILITIES

CURRENT
Accounts payable and accrued charges                    $ 17,482     $259,092
Corporation income taxes payable                          47,600       38,330
- --------------------------------------------------------------------------------

                                                          65,082      297,422
- --------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY

CAPITAL STOCK                                                 40           40
RETAINED EARNINGS                                         64,651       11,971
- --------------------------------------------------------------------------------

                                                          64,691       12,011
- --------------------------------------------------------------------------------

                                                        $129,773     $309,433
- --------------------------------------------------------------------------------

AQUA REHABILITATION INC.
INTERIM STATEMENT OF RETAINED EARNINGS
UNAUDITED
ELEVEN MONTHS ENDED JUNE 30                                 1996         1995
- --------------------------------------------------------------------------------


Balance, beginning of period                           $   3,970    $   -

Net earnings                                             188,721      131,973

Dividends paid                                          (128,040)    (120,002)
- --------------------------------------------------------------------------------

Balance, end of period                                 $  64,651    $  11,971
- --------------------------------------------------------------------------------

AQUA REHABILITATION INC.
INTERIM STATEMENT OF EARNINGS
UNAUDITED
ELEVEN MONTHS ENDED JUNE 30                                 1996         1995
- --------------------------------------------------------------------------------

REVENUE
Fees billed                                           $  780,127   $  869,130
Interest                                                   3,216          450
- --------------------------------------------------------------------------------

                                                         783,343      869,580
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

EXPENSES
Salaries, fees and benefits                              229,688      156,900
Swimming pool rental                                     107,966       57,769
Management salaries                                       70,000      225,089
General and office                                        26,642       32,224
Bad debts                                                 21,468      185,645
Professional services                                     10,058        4,073
Rent                                                       9,353       10,302
Car                                                        8,742        4,944
Advertising and promotion                                  8,422        7,856
Medical supplies                                           6,857        7,194
Telephone                                                  4,162        4,293
Insurance                                                  1,613          797
Business taxes                                             1,584          784
Repairs and maintenance                                      926          400
Bank charges and interest                                    275          714
Amortization                                                 897          293
- --------------------------------------------------------------------------------

                                                         508,653      699,277
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

EARNINGS BEFORE INCOME TAX                               274,690      170,303

INCOME TAX                                                85,969       38,330
- --------------------------------------------------------------------------------

NET EARNINGS                                          $  188,721   $  131,973
- --------------------------------------------------------------------------------

AQUA REHABILITATION INC.
INTERIM STATEMENT OF CHANGES IN FINANCIAL POSITION
UNAUDITED
ELEVEN MONTHS ENDED JUNE 30                                 1996         1995
- --------------------------------------------------------------------------------

SOURCES (USES) OF CASH

OPERATING ACTIVITIES
Net earnings                                            $188,721   $  131,973
Amortization not involving an outlay of cash                 897          293

CHANGES IN NON-CASH WORKING CAPITAL ITEMS
Accounts receivable                                      120,423     (238,009)
Prepaid expenses                                           2,121       (3,790)
Advances receivable                                       42,938      (32,062)
Accounts payable and accrued charges                    (306,048)     259,092
Corporation income taxes payable                           5,785       38,330
- --------------------------------------------------------------------------------

CASH FROM OPERATIONS                                      54,837      155,827

INVESTING ACTIVITY
Additions to capital assets                               (5,913)      (3,196)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends                                               (128,040)    (120,002)
- --------------------------------------------------------------------------------

NET CASH INCREASE (DECREASE)                             (79,116)      32,629

CASH, BEGINNING OF PERIOD                                107,985          -
- --------------------------------------------------------------------------------

CASH, END OF PERIOD                                    $  28,869    $  32,629
- --------------------------------------------------------------------------------

AQUA REHABILITATION INC.
NOTES TO FINANCIAL STATEMENTS
ELEVEN MONTHS ENDED JUNE 30
- --------------------------------------------------------------------------------

1. INCEPTION

   The company was incorporated on June 23, 1994 and commenced operations in August, 1994.


2. RELATED PARTY TRANSACTIONS

   Advances receivable are non-interest bearing, with no fixed terms of repayment and are due from shareholders and directors.


3. SUBSEQUENT EVENT

   On June 30, 1996, the company was sold to Columbia Centre for Rehabilitation Inc. for $450,000 cash proceeds.

The following consolidated financial statements of Ashbourne PLC have been prepared under the historical cost convention, as modified by the revaluation of certain tangible fixed assets, and in accordance with applicable accounting standards in the United Kingdom. The consolidated financial statements for Ashbourne are presented in British Pound Sterling as represented by the L symbol and in pence which is represented by the p symbol.

Included in Ashbourne PLC's unaudited interim financial statements for the 26 weeks ended 31 March 1996 is a L1,900,000 gain recognized on the sale and leaseback under operating leases of five homes in accordance with applicable accounting standards in the United Kingdom. In accordance with applicable accounting standards in the United States, gains on sale and leaseback of property under operating leases are deferred and amortized by the lessee over the lease term.

                                       AUDITORS' REPORT TO THE SHAREHOLDERS
                                       OF ASHBOURNE PLC

We have audited the financial statements on pages 19 to 35 which have been prepared under the historical cost convention, as modified by the revaluation of certain tangible fixed assets, and the accounting policies set out on page 23.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As described on page 16, the Company's Directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the Directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the Company's and the Group's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give us reasonable assurance that the financial statements are free from material misstatements, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the state of affairs of the Company and the Group as at 1 October 1995 and of the profit and cash flows of the Group for the year then ended and have been properly prepared in accordance with the Companies Act 1985.



PRICE WATERHOUSE
Chartered Accountants
and Registered Auditors
1 Blythswood Square
Glasgow G2 4AD

27 November 1995
                                                                          17

                            GROUP PROFIT AND LOSS ACCOUNT


For the Year Ended 1 October 1995


                                                      Note     1995      1994
                                                              L'000     L'000

TURNOVER                                                2    26,743    23,479
Staff and other operating costs                             (18,300)  (15,462)
- --------------------------------------------------------------------------------

GROSS PROFIT                                                  8,443     8,017
Administrative expenses                                      (2,093)   (1,909)
- --------------------------------------------------------------------------------

OPERATING PROFIT                                        3     6,350     6,108

Profit on disposal of tangible fixed assets                       -       274
Net Interest                                            4       152    (5,188)
- --------------------------------------------------------------------------------

PROFIT ON ORDINARY ACTIVITIES BEFORE TAX                      6,502     1,194

Tax on profit on ordinary activities                    7      (443)        -
- --------------------------------------------------------------------------------

PROFIT ATTRIBUTABLE TO SHAREHOLDERS                           6,059     1,194

Dividends                                               8    (1,770)        -
- --------------------------------------------------------------------------------

RETAINED PROFIT FOR THE FINANCIAL YEAR                 16     4,289     1,194
- --------------------------------------------------------------------------------

EARNINGS PER SHARE - NET DISTRIBUTION BASIS (pence)     9    12.47p     6.52p
- --------------------------------------------------------------------------------

EARNINGS PER SHARE - NIL DISTRIBUTION BASIS (pence)     9    13.38p     6.52p
- --------------------------------------------------------------------------------

DIVIDENDS PER SHARE (pence)                             8     3.30p         -
- --------------------------------------------------------------------------------


The notes on pages 23 to 35 form part of these financial statements.



                                                                          [LOGO]
                                                                             19

                         STATEMENT OF TOTAL RECOGNISED
                         PROFITS AND LOSSES


For the Year Ended 1 October 1995

                                                               1995      1994
                                                              L'000     L'000

Profit attributable to Shareholders                           6,059     1,194
Unrealised surplus on revaluation of properties                   -     4,262
- --------------------------------------------------------------------------------

Total recognised gains and losses                             6,059     5,456
- --------------------------------------------------------------------------------




                         NOTE OF HISTORICAL COST
                         PROFITS AND LOSSES

For the Year Ended 1 October 1995

                                                                 1995      1994
                                                                L'000     L'000

Reported profit on ordinary activities before taxation          6,502     1,194
Realisation of property revaluation gain                            -        70
- --------------------------------------------------------------------------------

Historical cost profit on ordinary activities before taxation   6,502     1,264
- --------------------------------------------------------------------------------

Historical cost profit after taxation for the year              6,059     1,264
- --------------------------------------------------------------------------------


                          RECONCILIATION OF MOVEMENTS
                          IN SHAREHOLDERS' FUNDS

For the Year Ended 1 October 1995
                                                                        Group             Company
                                                               1995      1994      1995      1994
                                                              L'000     L'000     L'000     L'000

Issue of shares less associated expenses                     49,905        66    49,905        66
Deferred consideration on acquisition
of the Ashbourne business                                         -    (1,000)        -         -
Unrealised surplus on revaluation of properties                   -     4,192         -         -
Realised surplus on disposal of property                          -        70         -         -
Profit for the financial year after taxation                  6,059     1,194    10,139       301
Dividends                                                    (1,770)        -    (1,770)        -
- --------------------------------------------------------------------------------------------------

Addition to Shareholders' funds                              54,194     4,522    58,274       367

Shareholders' funds at 3 October 1994                         9,573     5,051     2,742     2,375
- --------------------------------------------------------------------------------------------------

Shareholders' funds at 1 October 1995                        63,767     9,573    61,016     2,742
- --------------------------------------------------------------------------------------------------




The notes on pages 23 to 35 form part of these financial statements.



[LOGO]
20


                                    BALANCE SHEETS


1 October 1995


                                                                                  Group             Company
                                                               Note      1995      1994      1995      1994
                                                                        L'000     L'000     L'000     L'000
FIXED ASSETS
Tangible assets                                                  10    80,819    59,794         -         -
Investments in subsidiary undertakings                           11         -         -    71,116     4,150
- ------------------------------------------------------------------------------------------------------------
                                                                       80,819    59,794    71,116     4,150

CURRENT ASSETS
Stocks                                                                    174       161         -         -
Debtors                                                          12     2,483     1,597         -    26,221
Cash at bank and in hand                                                   46     1,393         -         -
- ------------------------------------------------------------------------------------------------------------

                                                                        2,703     3,151         -    26,221
CREDITORS - Amount falling due within one year                   13   (19,755)  (53,372)  (10,100)  (27,629)
- ------------------------------------------------------------------------------------------------------------

NET CURRENT LIABILITIES                                               (17,052)  (50,221)  (10,100)   (1,408)
- ------------------------------------------------------------------------------------------------------------

TOTAL ASSETS LESS CURRENT LIABILITIES                                  63,767     9,573    61,016     2,742
- ------------------------------------------------------------------------------------------------------------

CAPITAL AND RESERVES
Called up share capital                                          14     5,365       248     5,365       248
Share premium account                                            16    46,981     2,193    46,981     2,193
Revaluation reserve                                                     4,192     4,192         -         -
Capital reserve                                                           325       325         -         -
Profit and loss account                                          16     6,904     2,615     8,670       301
- ------------------------------------------------------------------------------------------------------------

EQUITY SHAREHOLDERS' FUNDS                                             63,767     9,573    61,016     2,742
- ------------------------------------------------------------------------------------------------------------






APPROVED BY THE BOARD ON
27 NOVEMBER 1995
                                  Thomas Banks Hamilton    Director
                                  Martin Feeney            Director



                                                                         [LOGO]
                                                                             21

The notes on pages 23 to 35 form part of these financial statements.

                              GROUP CASH FLOW STATEMENT


For the Year Ended 1 October 1995


                                                               Note                1995                1994
                                                                        L'000     L'000     L'000     L'000
NET CASH INFLOW FROM OPERATING
ACTIVITIES                                                     20(a)              7,567               5,939

RETURNS ON INVESTMENTS AND
SERVICING OF FINANCE
Interest paid                                                          (2,411)             (3,064)
Interest received                                                         119                 128
Dividends paid                                                           (590)                  -
- ------------------------------------------------------------------------------------------------------------

NET CASH OUTFLOW FROM RETURNS ON
INVESTMENTS AND SERVICING OF FINANCE                                             (2,882)             (2,936)

INVESTING ACTIVITIES
Acquisition of subsidiary undertaking                                       -                (100)
Acquisition of tangible fixed assets                                  (21,559)             (4,598)
Deferred consideration paid in respect
of the Ashbourne business                                                (900)                  -
Proceeds from sale of fixed tangible assets                                13               2,460
- ------------------------------------------------------------------------------------------------------------

NET CASH OUTFLOW FROM
INVESTING ACTIVITIES                                                            (22,446)             (2,238)
- ------------------------------------------------------------------------------------------------------------

NET CASH (OUTFLOW)/INFLOW
BEFORE FINANCING                                                                (17,761)                765

FINANCING ACTIVITIES
Issue of shares less associated expenses                               47,705                  66
Bank loans received                                                    12,000                   -
Bank loans repaid                                                     (21,893)             (1,657)
Institutional secured subordinated
debt repaid                                                           (17,100)                  -
Institutional secured credit repaid                                    (4,611)             (1,489)
- ------------------------------------------------------------------------------------------------------------

NET CASH INFLOW/(OUTFLOW) FROM FINANCING                                         16,101              (3,080)
- ------------------------------------------------------------------------------------------------------------

DECREASE IN CASH AND CASH EQUIVALENTS                          20(b)             (1,660)             (2,315)
- ------------------------------------------------------------------------------------------------------------


Further details of the cash flows of the Group are given in note 20.


[LOGO]
22

                                       NOTES TO THE FINANCIAL
                                       STATEMENTS


1 OCTOBER 1995

1.       ACCOUNTING POLICIES

(a)      Accounting convention

The financial statements have been prepared under the historical cost convention, as modified by the revaluation of certain tangible fixed assets, and in accordance with applicable accounting standards.

(b)      Basis of consolidation

The Group financial statements incorporate the audited financial statements of the Company and its subsidiaries which are made up to the year end. The results of subsidiary undertakings are consolidated from their effective date of acquisition. Where the fair value attributed to the net assets acquired exceeds the consideration given, this excess is transferred to a capital reserve.

No separate profit and loss account is presented for Ashbourne PLC as permitted by Section 230 of the Companies Act of 1985.

(c)      Tangible fixed assets

Tangible fixed assets are stated at cost or valuation, less depreciation. Depreciation is provided on all tangible fixed assets, except freehold property and integral fixed plant, at rates calculated to write off the cost or valuation of each asset over its estimated useful life as follows:

         (i) Fittings, equipment and vehicles are depreciated on a straight line basis at rates between 10% and 25%.

         (ii) Leasehold properties are amortised over the unexpired period of the lease, where this is fifty years or less.

No depreciation is provided on freehold property or integral fixed plant. It is the Group's practice to maintain these assets in a continual state of sound repair and to extend and make improvements thereto and accordingly the Directors consider that the lives and residual values (based on values prevailing at acquisition or subsequent valuation) are such that their depreciation is insignificant.

(d)      Stocks

Stocks are stated at the lower of cost and net realisable value.


(e)      Leased assets

Rental payments due under operating leases are charged to the profit and loss account on a straight line basis over the lease periods.

(f)      Pre-opening expenditure and site holding costs

Start up costs relating to the opening of newly developed homes and site holding costs relating to sites which have not yet been developed are charged to profit in the year in which they are incurred.

(g)      Interest

Interest charges incurred in the acquisition, construction or redevelopment of a nursing home unit are capitalized during the building period where the expenditure on the unit will exceed L500,000. Any other interest is charged to profit.

(h)      Deferred taxation

Provision is made for deferred taxation arising from differences between profits as computed for taxation purposes and profits as stated in the financial statements, to the extent that, on the basis of present evidence, the liability is likely to become payable in the future.

(i)      Pension costs

Pension contributions made to defined contribution schemes are charged to profit in the year in which they arise.


2.       TURNOVER

Turnover represents the invoiced value of services provided and is attributable to the principal activity, being the operation of nursing homes in the United Kingdom.

                                                                      [LOGO]
                                                                          23

                                            NOTES TO THE FINANCIAL
                                            STATEMENTS


3.       OPERATING PROFIT

Operating profit is stated after charging or (crediting):


                                                           1995      1994
                                                           L'000     L'000

Staff and other operating costs include

Depreciation                                               642       548
Operating lease rentals - equipment                         81        46
Rent receivable                                            (81)       -


Administrative expenses include:

Operating lease rentals - property                         277       381
                       - equipment                          62        79

Depreciation                                               148       118
Auditors' remuneration (net of VAT) - statutory audit       29        19
                                   - non-audit services     45        32

The expenses of the issue of shares referred to in note 14 (vi) include L241,000 (net of VAT) in respect of fees payable to the Auditors.


4.       NET INTEREST
                                                           1995      1994
                                                           L'000     L'000

Bank Interest payable on overdrafts and loans
wholly repayable within five years                         (721)     (2,133)
Amortisation of debt issue costs                              -      (1,271)
Gain on realisation of interest rate swap                   761           -
Additional interest arising from swap transactions            -        (373)
Interest payable on secured subordinated loan stock
and secured credit                                         (286)     (1,851)
Interest capitalised                                        279         334
Interest receivable                                         119         106
- --------------------------------------------------------------------------------
                                                            152      (5,188)
- --------------------------------------------------------------------------------

[LOGO]
24

5.       STAFF NUMERS AND COSTS

                                                            1995      1994
                                                           L'000     L'000

Staff costs comprise:

Wages and salaries                                         10,637    9,033
Social security                                               597      578
Other pension costs                                           284      270
- --------------------------------------------------------------------------------
                                                           11,518    9,881
- --------------------------------------------------------------------------------

                                                           NUMBER    NUMBER

Average number of employees, including Directors
and part time staff                                         1,932    1,754
- --------------------------------------------------------------------------------


6.       DIRECTORS' EMOLUMENTS


                                                             1995      1994
                                                            L'000     L'000


Directors' emoluments, including pension costs                457      365
Performance related payments                                   16       16
Directors' fees                                                61      106
- --------------------------------------------------------------------------------
                                                              534      487
- --------------------------------------------------------------------------------

The above emoluments included:


                                                             1995      1994
                                                            L'000     L'000

Emoluments of the Chairman                                     27       27

- --------------------------------------------------------------------------------

No pension costs were incurred for the Chairman

Emoluments of the highests paid Director, excluding
pension costs (T B Hamilton)                                  140      102
- --------------------------------------------------------------------------------

Pension costs for the highest paid Director                    46       33
- --------------------------------------------------------------------------------

The executive Directors are entitled to an annual discretionary bonus based on profit performance and also participate in the Group's Profit Related Pay Schemes.
                                                                      [LOGO]
                                                                          25

                          NOTES TO THE FINANCIAL
                          STATEMENTS


6   DIRECTORS' EMOLUMENTS (CONTINUED)

The emoluments of the Directors, excluding pension contributions, were within the following ranges:

                                                               1995      1994
                                                             Number    Number
L0 - L5,001                                                       1         -
L10,001 - L15,000                                                 -         1
L15,001 - L20,000                                                 2         -
L25,001 - L30,000                                                 1         1
L55,001 - L60,000                                                 -         3
L70,001 - L75,000                                                 1         -
L75,001 - L80,000                                                 1         -
L80,001 - L85,000                                                 1         -
L100,001 - L105,000                                               -         1
L140,001 - L145,000                                               1         -

In addition to the above amounts, the Group paid fees of L26,387 (1994:
L105,855) to its institutional investors for services rendered by two of the Group's former non-executive Directors.


7     TAX ON PROFIT ON ORDINARY ACTIVITIES
                                                               1995      1994
                                                              L'000     L'000
The taxation charge for the year is made
up as follows:
Advance Corporation Tax written off                             443         -

No mainstream corporation tax charge is required for the year (1994: Lnil) due to the existence of tax losses brought forward.


8     DIVIDENDS

                                                 1995    1994    1995    1994
                                                    p       p   L'000   L'000

Interim dividend paid on 21 July 1995             1.1       -     590       -
Final dividend payable on 8 February 1996         2.2       -   1,180       -
- --------------------------------------------------------------------------------
                                                  3.3       -   1,770       -
- --------------------------------------------------------------------------------

[LOGO]

9     EARNING PER SHARE

The calculation of earnings per share on a net distribution basis is based on profit after tax of L6,059,000 (1994: L1,194,000) and on a weighted average of 48,579,025 (1994: 18,322,079) shares in issue. The weighted average number of shares has been calculated on the basis that the share conversion and division outlined in note 14 took place with effect from 4 October 1993. Earnings per share on a nil distribution basis is calculated before the write-off of Advance Corporation Tax of L443,000 (1994: Lnil).


10     TANGIBLE FIXED ASSETS



                                                   Land and buildings      Fixtures,
                                                                Short  fittings and     Projects in
                                         Freehold           leasehold      equipment       progress          Total
                                            L'000               L'000          L'000          L'000          L'000

GROUP

COST OR VALUATION
At 3 October 1994                          47,596               1,910          6,420          6,285         62,211
Additions                                  13,470                 260          1,807          6,291         21,828
Disposals                                       -                   -            (26)             -            (26)
Transfers                                   2,888                   -             57         (2,945)             -
- -------------------------------------------------------------------------------------------------------------------

At 1 October 1995                          63,954               2,170          8,258          9,631         84,013
- -------------------------------------------------------------------------------------------------------------------

Historic cost at 1 October 1995            60,572               2,569          8,258          8,575         79,974
- -------------------------------------------------------------------------------------------------------------------


DEPRECIATION
At 3 October 1995                               -                   6          2,411              -          2,417
Charge for the year                             -                  87            703              -            790
Disposals                                       -                   -            (13)             -            (13)
- -------------------------------------------------------------------------------------------------------------------
At 1 October 1995                               -                  93          3,101              -          3,194
- -------------------------------------------------------------------------------------------------------------------

NET BOOK VALUE
At 1 October 1995                          63,954               2,077          5,157          9,631         80,819
- -------------------------------------------------------------------------------------------------------------------

At 2 October 1994                          47,596               1,904          4,009          6,285         59,794
- -------------------------------------------------------------------------------------------------------------------




The Group's freehold and leasehold properties were subject to an independent valuation which was carried out by Christie & Co. Surveyors, on an open market existing use basis as of 10 July 1994, and incorporated into the financial statements for the year ended 2 October 1994. All additions to freehold and leasehold properties since the valuation date are stated at cost.


                                                                         [LOGO]

                          NOTES TO THE FINANCIAL
                          STATEMENTS


11     INVESTMENTS IN SUBSIDIARY UNDERTAKINGS

                                          INVESTMENTS      LOANS MADE
                                        IN SUBSIDIARY   TO SUBSIDIARY
                                         UNDERTAKINGS    UNDERTAKINGS    TOTAL
COMPANY                                         L'000           L'000    L'000

Balance at 3 October 1994                       4,150               -    4,150
Additions                                         800               -      800
Loans made to subsidiary undertakings               -          66,166   66,166
- --------------------------------------------------------------------------------
                                                4,950          66,166   71,116
- --------------------------------------------------------------------------------

In the opinion of the Directors the value of the investments in subsidiary undertakings is not less than the amount shown in the balance sheet.

The Company owns either directly or through subsidiary undertakings, 100% of the issued share capital of the following companies:

                                           COUNTY OF
COMPANY                                 REGISTRATION   PRINCIPAL ACTIVITIES

Ashbourne Homes PLC                         Scotland   Nursing home operator
Ashbourne Homes (Developments) Limited      Scotland   Nursing home developer
                                                       and operator
Ashbourne Finance Limited                   Scotland   Dormant
Zek Estates Limited                          England   Dormant*
Hi-Care Homes (Markfield) Limited            England   Dormant*
Openlink Limited                             England   Provision of services to
                                                       sheltered homes*
Larstrike Limited                            England   Group purchasing and
                                                       leasing company*
Elders PLC                                  Scotland   Dormant
Elders Pharmacies Limited                   Scotland   Dormant
Sedbury Park Limited                         England   Nursing home developer*
Unscript Limited                             England   Dormant*

*  Shareholding held by a subsidiary undertaking

The Company has guaranteed the liabilities of certain subsidiary undertakings.


[LOGO]

12       DEBTORS - AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                      GROUP             COMPANY
                                             1995      1994      1995      1994
                                            L'000     L'000     L'000     L'000

Trade debtors                               1,854     1,153         -         -
Prepayments                                   580       386         -         -
Other debtors                                  49        58         -         -
Loans made to subsidiary undertakings           -         -         -    23,911
Amounts owed by subsidiary undertakings         -         -         -     2,310
- --------------------------------------------------------------------------------
                                            2,483     1,597         -    26,221
- --------------------------------------------------------------------------------



13       CREDITORS - AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                      GROUP             COMPANY
                                             1995      1994      1995      1994
                                            L'000     L'000     L'000     L'000

Bank overdrafts                             2,313     2,000         -         -
Bank loan                                  12,000    21,893     7,477         -
Institutional secured subordinated debt         -    19,300         -    19,300
Institutional secured credit                    -     4,611         -     4,611
Trade creditors                               772        99         -         -
Amounts due to subsidiary undertakings          -         -     1,000     1,000
Other creditors                               392     1,140         -       900
Other taxation and social security            403       323         -         -
Advance Corporation Tax payable               443         -       443         -
Accruals                                    2,252     4,006         -     1,818
Proposed dividends                          1,180         -     1,180         -
- --------------------------------------------------------------------------------
                                           19,755    53,372    10,100    27,629
- --------------------------------------------------------------------------------

                                                                          [LOGO]
                                                                              29

                             NOTES TO THE FINANCIAL
                             STATEMENTS

14       SHARE CAPITAL

                                                                 1995      1994
                                                                L'000     L'000
Authorised:
73,000,000 Ordinary shares of 10p each                          7,300         -
200,000 'A' Ordinary shares of 10p each                             -        20
2,300,000 'B' Ordinary shares of 10p each                           -       230
- --------------------------------------------------------------------------------
                                                                7,300       250
- --------------------------------------------------------------------------------


Issued and fully paid:
53,648,600 Ordinary shares of 10p each                          5,365         -
185,000 'A' Ordinary shares of 10p each                             -        18
2,300,000 'B' Ordinary shares of 10p each                           -       230
- --------------------------------------------------------------------------------
                                                                5,365       248
- --------------------------------------------------------------------------------



By resolutions passed on 7 November 1994 the authorised and issued share capital of the Company was reorganised as follows:

(i) the authorised share capital of the Company was increased by L7,050,000 to L7,300,000 by the creation of 70,500,000 Ordinary shares;

(ii) each of the existing 200,000 'A' Ordinary shares and 2,300,000 'B' Ordinary shares was redesignated as one Ordinary share;

(iii) the sum of L1,625,051 standing to the credit of the Company's share premium account was applied in paying up in full 16,250,508 Ordinary shares to be allotted, credited as fully paid, to the holders of the issued Ordinary shares on the Register of Members as at 7 November 1994 on the basis of 6.53944 Ordinary shares for every 1 'A' or 'B' Ordinary share held;

(iv) the issue for cash of 113,092 Ordinary shares at a price of 16.6p per share to an employees' benefit trust was authorised;

(v) the issue of 1,466,667 Ordinary shares to institutional investors, credited as fully paid, as consideration for the release of the Company's obligation to repay L2,200,000 nominal of the institutional secured subordinated debt was authorised; and

(vi) pursuant to The Placing and Public Offer dated 7 November 1994, 33,333,333 new Ordinary shares of 10p were allotted, fully paid, at the issue price of 150p per Ordinary share for an aggregate consideration of L49,999,999 which was satisfied in cash.

[LOGO]
30

Following a resolution passed on 7 November 1994, the Shareholders approved the adoption of the Ashbourne PLC Sharesave Scheme ("The Sharesave Scheme"). The Sharesave Scheme is open to all full time UK resident employees of the Company and any participating subsidiaries with at least one year's service working a minimum of sixteen hours a week. The options granted under the Sharesave Scheme may be exercised after five or seven years, according to the length of saving period chosen, at a price which is 80 per cent of the market value of the shares at the time of grant. The first invitation to join the Sharesave Scheme was issued to employees on 8 November 1994. On completion, the Directors granted options to subscribe for up to 389,904 Ordinary shares of 10p each, representing
0.73 per cent of the issued share capital, at a price of 120p per share to participating employees. The number of share options over 10p Ordinary shares outstanding at 1 October 1995 under the Sharesave Scheme was 339,235.


15       DIRECTORS' SHAREHOLDINGS

The interest of the Directors at 1 October 1995 in the share capital of the Company were as follows:


                    1 OCTOBER 1995        *2 OCTOBER 1994                   EXECUTIVE AND UNAPPROVED SHARE OPTIONS
                   ORDINARY SHARES    'A' ORDINARY SHARES                              GRANTED
                       OF 10P EACH            OF 10P EACH     *2 OCTOBER 1994      DURING YEAR      1 OCTOBER 1995

A G O Walker                75,391                 10,000                   -                -                   -
T B Hamilton                     -                      -                   -          450,000             450,000
N J Denny                   18,849                  2,500                   -          244,999             244,999
M Feeney                    15,079                  2,000                   -          249,999             249,999
C E Rhodes                  15,079                  2,000                   -          234,999             234,999
Mrs A Levick                 3,333                      -                   -                -                   -
M H A Broke                  3,333                      -                   -                -                   -
A L Turner                                              -                   -                -                   -



(*or date of appointment if later)


Executive and unapproved share options are held under the Ashbourne PLC Executive and Unapproved Share Option Scheme and are normally only exercisable after the expiry of three years ('A' Options) or five years ('B' Options) after the date of grant by a person who remains a Director or employee providing any applicable performance target has been met. The options above are exercisable at 150p. The market price of the shares at 1 October 1995 was 144p and the range during the year was 133p to 161p.

In addition to the share options above, at 1 October 1995 Messrs N J Denny, M Feeney and C E Rhodes had outstanding share options under the Sharesave Scheme of 14,375, 14,375 and 14,375 over 10p Ordinary shares, respectively.

Mr A L Turner, who was appointed a Director on 6 July 1995, is a Director and the Chairman of Sun Healthcare Group, Inc, which has a substantial shareholding in the Company.

                                                                          [LOGO]
                                                                              31

                                NOTES TO THE FINANCIAL
                                STATEMENTS


15       DIRECTORS' SHAREHOLDINGS (CONTINUED)

In addition to the interests in Ordinary shares specified above, the following Directors have interests in possession in trusts which have beneficial interests in companies registered in the Isle of Man which have interests in the share capital of Ashbourne PLC as follows:

                                        1 OCTOBER 1995           2 OCTOBER 1994
                                   ORDINARY 10p SHARES  'A' ORDINARY 10p SHARES

T B Hamilton                                   753,944                  100,000
M Feeney                                       173,407                   23,000
C E Rhodes                                     173,407                   23,000
N J Denny                                      169,637                   22,500


None of the Directors held any interest in the share capital of any other group companies.

There have been no changes in the interests of the Directors in the share capital of the Company in the period from 1 October 1995 to 27 November 1995.



16       RESERVES




                                                             GROUP AND COMPANY           GROUP        COMPANY
                                                                 SHARE PREMIUM      PROFIT AND     PROFIT AND
                                                                       ACCOUNT    LOSS ACCOUNT   LOSS ACCOUNT
                                                                         L'000           L'000          L'000
As at 3 October 1994                                                     2,193           2,615            301

Premium on share issued for cash,
net of expenses                                                         44,360               -              -
Capitalisation of share premium account (note 14(iii))                  (1,625)              -              -
Premium on shares issued as consideration
for the release of obligations in respect of L2.2 million
Institutional secured subordinated debt                                  2,053               -              -
Profit retained for the financial year                                       -           4,289          8,369
- --------------------------------------------------------------------------------------------------------------
As at 1 October 1995                                                    46,981           6,904          8,670
- --------------------------------------------------------------------------------------------------------------

[LOGO]
32

17       FINANCIAL COMMITMENTS

                                                                 1995      1994
                                                                L'000     L'000

(i)      Capital commitments

Contracted but not provided for in the financial statements    13,059     4,072
Authorised by the Directors but contracts not yet placed        1,609       350
- --------------------------------------------------------------------------------
                                                               14,668     4,422
- --------------------------------------------------------------------------------


(ii)     Operating lease commitments

The Group has commitments for the following year in respect of operating leases due to expire in the undemoted periods from the balance sheet date:

                                                       1995                1994
                                         LAND AND              LAND AND
                                        BUILDINGS     OTHER   BUILDINGS   OTHER
                                            L'000     L'000       L'000   L'000

Within one year                                 -        68           -       1
Between two and five years                      -        69           -      86
After five years                              325         -         284       -
- --------------------------------------------------------------------------------
                                              325       137         284      87
- --------------------------------------------------------------------------------



18       PENSION SCHEME

The Group operates defined contribution pension schemes for Directors, senior management and staff, the assets of which are held in independently administered funds. The pension charge for the year was L284,000 (1994: L270,000). No contributions (1994: Lnil) remained unpaid at 1 October 1995.

                                                                          [LOGO]
                                                                              33

                             NOTES TO THE FINANCIAL
                             STATEMENTS

19       DEFERRED TAXATION

The total potential deferred taxation (liability)/asset which has not been provided in these financial statements, calculated at a rate of 33% (1994: 33%) is shown below:

                                                            1995         1994
GROUP                                                      L'000        L,000

Capital allowances                                        (4,775)      (3,641)
Other timing differences                                   3,509        4,079
- --------------------------------------------------------------------------------
                                                          (1,266)         438
Advance Corporation Tax                                      443            -
- --------------------------------------------------------------------------------
                                                            (823)         438
- --------------------------------------------------------------------------------

No deferred taxation liability arises on the revaluation of assets because the tax base cost of the assets exceeds their net book value and, in addition, the Group has surplus capital losses of approximately L12.6 million.

20       NOTES TO THE CASH FLOW STATEMENT

(a) Reconciliation of operating profit to net cash inflow from operating activities

                                                            1995         1994
                                                           L'000        L'000

Operating profit                                           6,350        6,108
Depreciation                                                 790          666
Increase in stocks                                           (13)         (75)
Increase in debtors                                         (886)        (708)
Increase/(decrease) in creditors                           1,326          (52)
- --------------------------------------------------------------------------------
                                                           7,567        5,939
- --------------------------------------------------------------------------------


(b) Analysis of the balances of cash and cash equivalents as shown in the balance sheet

                                             1995           1994     MOVEMENT
                                            L'000          L'000        L'000

Cash at bank and in hand                       46          1,393       (1,347)
Bank overdraft                             (2,313)        (2,000)        (313)
- --------------------------------------------------------------------------------
                                           (2,267)          (607)      (1,660)
- --------------------------------------------------------------------------------

[LOGO]
34

20       NOTES TO THE CASH FLOW STATEMENT (CONTINUED)

(c)      Analysis of changes in financing


                                                                  SHARE CAPITAL       BANK AND
                                                              INCLUDING PREMIUM    OTHER LOANS
                                                                          L'000          L'000
As at 3 October 1994                                                      2,441         45,804

Issue of shares for cash, net of expenses                                47,705              -
Shares issued for the release of obligations in respect
of L2.2 million institutional secured subordinated debt                   2,200         (2,200)
Bank loan received                                                            -         12,000
Repayment of bank loan                                                        -        (21,893)
Repayment of institutional secured subordinated debt                          -        (17,100)
Repayment of institutional secured credit                                     -         (4,611)
- ------------------------------------------------------------------------------------------------
As at 1 October 1995                                                     52,346         12,000
- ------------------------------------------------------------------------------------------------



                                                                          [LOGO]
                                                                              35

                                    ASHBOURNE PLC
                            GROUP PROFIT AND LOSS ACCOUNT
                                     (UNAUDITED)



FOR THE 26 WEEKS ENDED 31 MARCH 1996
                                                            26 WEEKS ENDED      52 WEEKS ENDED
                                                     31 MARCH 96     2 APRIL 95       1 OCT 95
                                                  NOTES    L'000          L'000          L'000
TURNOVER                                                  15,091         12,555         26,743

Cost of Sales                                         2  (10,397)        (8,502)       (18,300)
- ----------------------------------------------------------------------------------------------
GROSS PROFIT                                               4,694          4,053          8,443

Administrative expenses                               3   (1,487)        (1,188)        (2,093)
- ----------------------------------------------------------------------------------------------
OPERATING PROFIT                                           3,207          2,865          6,350

Profit on disposal of tangible fixed assets                1,941              -              -
- ----------------------------------------------------------------------------------------------
PROFIT ON ORDINARY ACTIVITIES BEFORE INTEREST              5,148          2,865          6,350

Net interest receivable/(payable)                           (247)           254            152
- ----------------------------------------------------------------------------------------------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION              4,901          3,119          6,502

Tax on profit on ordinary activities                        (188)          (148)          (443)
- ----------------------------------------------------------------------------------------------
PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION               4,713          2,971          6,059

Dividends                                                   (751)          (590)        (1,770)
- ----------------------------------------------------------------------------------------------
RETAINED PROFIT FOR THE FINANCIAL PERIOD                   3,962          2,381          4,289
- ----------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------

Earnings per share - net distribution basis           3     8.8p           6.9p          12.5p
Earnings per share - nil distribution basis           3     9.1p           7.2p          13.4p
Earnings per share - adjusted nil distribution basis  3     5.5p           5.4p          11.8p
Dividends per share                                         1.4p           1.1p           3.3p


                                    ASHBOURNE PLC
                                 GROUP BALANCE SHEET
                                     (UNAUDITED)



AS AT 31 MARCH 1996
                                                     31 MARCH 96     2 APRIL 95       1 OCT 95
                                                           L'000          L'000          L'000
FIXED ASSETS                                              74,437         64,101         80,819
- ----------------------------------------------------------------------------------------------


CURRENT ASSETS
Stocks                                                       208            150            174
Debtors: due within one year                               2,132          1,334          2,483
Cash at bank and in hand                                      55             30             46
- ----------------------------------------------------------------------------------------------
                                                           2,395          1,514          2,703

CREDITORS
Amounts falling due within one year                       (9,103)        (3,757)       (19,755)
- ----------------------------------------------------------------------------------------------
NET CURRENT LIABILITIES                                   (6,708)        (2,243)       (17,052)
- ----------------------------------------------------------------------------------------------
TOTAL ASSETS LESS CURRENT LIABILITIES                     67,729         61,858         63,767
- ----------------------------------------------------------------------------------------------


CAPITAL AND RESERVES
Called up share capital                                    5,365          5,365          5,365
Share premium account                                     46,981         46,981         46,981
Revaluation reserve                                        2,891          4,192          4,192
Capital reserve                                              325            325            325
Profit and loss account                                   12,167          4,995          6,904
- ----------------------------------------------------------------------------------------------
EQUITY SHAREHOLDERS' FUNDS                                67,729         61,858         63,767
- ----------------------------------------------------------------------------------------------


                                    ASHBOURNE PLC
                              GROUP CASH FLOW STATEMENT
                                     (UNAUDITED)



FOR THE 26 WEEKS ENDED 31 MARCH 1996
                                                            26 WEEKS ENDED      52 WEEKS ENDED
                                                     31 MARCH 96     2 APRIL 95       1 OCT 95
                                                           L'000          L'000          L'000
NET CASH INFLOW FROM OPERATING ACTIVITIES                  4,522          4,087          7,567


RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
Net interest paid                                           (483)        (2,241)        (2,292)
Dividends paid                                            (1,180)             -           (590)
Advanced corporation tax paid                               (148)             -              -
- ----------------------------------------------------------------------------------------------

NET CASH OUTFLOW FROM RETURNS ON INVESTMENTS
AND SERVICING OF FINANCE                                  (1,811)        (2,241)        (2,882)


INVESTING ACTIVITIES
Purchase of fixed assets                                  (8,950)        (4,698)       (21,559)
Deferred consideration paid in respect of
the Ashbourne business                                         -              -           (900)
Sale of tangible fixed assets                             16,760             10             13
- ----------------------------------------------------------------------------------------------

NET CASH INFLOW/(OUTFLOW) FROM INVESTING ACTIVITIES        7,810         (4,688)       (22,446)


NET CASH INFLOW/(OUTFLOW) BEFORE FINANCING                10,521         (2,842)       (17,761)
- ----------------------------------------------------------------------------------------------

FINANCING ACTIVITIES
Issue of shares net of associated costs                        -         46,718         47,705
New loans received                                         5,000            500         12,500
Loans repaid                                             (13,000)       (44,104)       (44,104)
- ----------------------------------------------------------------------------------------------

NET CASH INFLOW/(OUTFLOW) FROM
FINANCING ACTIVITIES                                      (8,000)         3,114         16,101
- ----------------------------------------------------------------------------------------------

NET INCREASE/(DECREASE) IN CASH AND
CASH EQUIVALENTS                                           2,521            272         (1,660)
- ----------------------------------------------------------------------------------------------

                                    ASHBOURNE PLC
                                        NOTES
                                     (UNAUDITED)

1. The figures for the 26 weeks ended 31 March 1996 and 2 April 1995 have not been audited. The figures for the 52 weeks ended 1 October 1995 are abridged from the Company's Group accounts for that period, which carried an unqualified audit report and have been filed with the Registrar of Companies in Scotland. The Group continues to follow the accounting policies applied in the statutory accounts for the 52 weeks ended 1 October 1995.

2.  Operating profit is calculated after charging:



                                                 26 WEEKS ENDED        52 WEEKS ENDED
                                           31 MARCH 96    2 APRIL 95         1 OCT 95
                                                 L'000         L'000            L'000
    Pre-opening expenses                           190            60              199
    Operating lease rentals - property             436           254              277
    Short leasehold depreciation                    47            47               87

3. The earnings per share amounts shown on page 3 have been calculated based on the following information:

                                                 26 WEEKS ENDED        52 WEEKS ENDED
                                           31 MARCH 96    2 APRIL 95         1 OCT 95
                                            L'm  PENCE    L'm  PENCE       L'm  PENCE
    Earnings per share (net basis)          4.7    8.8    3.0    6.9       6.1   12.5
    Adjustment: advance corporation tax     0.2    0.3    0.1    0.3       0.4    0.9
    ---------------------------------------------------------------------------------
    Earnings per share (nil basis)          4.9    9.1    3.1    7.2       6.5   13.4
    Adjustments:
      Gain on sale of tangible fixed
        assets                             (1.9)  (3.6)     -      -         -      -
      Gain on realisation of interest
        rate swap                             -      -   (0.8)  (1.8)     (0.8)  (1.6)
    ---------------------------------------------------------------------------------
    Adjusted earnings per share (nil
      basis)                                3.0    5.5    2.3    5.4       5.7   11.8
    ---------------------------------------------------------------------------------
    Weighted average number of shares
      (millions)                                  53.6          43.4             48.6
    ---------------------------------------------------------------------------------

    The adjusted earnings per share figures have been presented to indicate the underlying trading performance of the Group.

4. The interim net dividend of 1.4p (1995: 1.1p) per Ordinary share is payable on 19 July 1996 to shareholders on the register on 2 July 1996.

ITEM 7(b)     PRO FORMA FINANCIAL INFORMATION


                           SUN HEALTHCARE GROUP, INC.
                         PRO FORMA FINANCIAL INFORMATION

     The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1996 and the Unaudited Pro Forma Condensed Consolidated Statements of Earnings for the year ended December 31, 1995 and the six months ended June 30, 1996 are presented by combining, with the adjustments described in the accompanying notes, (i) the results of operations of Sun Healthcare Group, Inc. ("Sun") for such year and six-month period, which include the results of operations of (a) H.T.A. of New York, Inc. and H.T.A. of New Jersey, Inc. ("HTA") acquired by Sun effective June 28, 1996, (b) 3270262 Canada, Inc. which includes Yorkview Physiotherapy Centre and Robert Weisz - Physiotherapist ("3270262 Canada") acquired by Sun effective July 2, 1996, (c) Aqua Rehabilitation Inc. ("Aqua") acquired by Sun effective July 2, 1996, and (d) minority interest investments of Ashbourne PLC ("Ashbourne") acquired by Sun during the period from February 1, 1996 to July 8, 1996, commencing on the respective dates of acquisition by Sun, and (ii) the results of operations of HTA, 3270262 Canada, Aqua and Sun's portion of earnings in its equity investment in Ashbourne for such year and period prior to their acquisition by Sun as if the acquisitions had been consummated on January 1, 1995.

     The Unaudited Pro Forma Condensed Consolidated Financial Statements do not necessarily reflect the financial condition or the results of operations of Sun that would have actually resulted had these acquisitions occurred as of January 1, 1995 and for the periods indicated or of the future results of operations of Sun. The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in connection with the various financial statements of HTA, 3270262 Canada, Aqua and Ashbourne included elsewhere in this Current Report on Form 8-K/A-1 and the financial statements of Sun as included in Sun's Annual Report on Form 10-K and as amended on Form 10-K/A-1.


                                         SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
                                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                      AT JUNE 30, 1996


                                                                                                Pro Forma
                                                                     3270262                   Acquisition
                                                       Sun           Canada        Aqua        Adjustments          Pro Forma
                                                    -----------     --------    ----------     ------------        -----------
                                                                 (In thousands)
Current assets
   Cash and cash equivalents                            $9,415          $72           $21                -             $9,508
   Restricted cash                                       2,315            -             -                -              2,315
   Receivables, net                                    278,489          474            67                -            279,030
   Other current assets                                 35,102            5             1                -             35,108
                                                    -----------     --------    ----------     ------------         ----------
        Total current assets                           325,321          551            89                -            325,961

   Property and equipment, net                         231,420           33             6                -            231,459
   Goodwill, net                                       410,039            -             -            2,061 (a)        412,383
                                                                                                       283 (b)
   Other assets, net                                   103,786           46             -              544 (c)        104,376
   Deferred tax asset                                    6,457            -             -                -              6,457
                                                    -----------     --------    ----------     ------------        -----------
        Total assets                                $1,077,023         $630           $95           $2,888         $1,080,636
                                                    -----------     --------    ----------     ------------        -----------
                                                    -----------     --------    ----------     ------------        -----------

Current liabilities:
   Current portion of long-term debt                   $14,831            -             -                -            $14,831
   Other current liabilities                            86,493           77            48                -             86,618
                                                    -----------     --------    ----------     ------------        -----------
        Total current liabilities                      101,324           77            48                -            101,449

   Long-term debt, net of current portion              379,724            -             -            2,614 (a)        383,212
                                                                                                       330 (b)
                                                                                                       544 (c)
   Other long-term liabilities                          15,629            -             -                -             15,629
                                                    -----------     --------    ----------     ------------        -----------
        Total liabilities                              496,677           77            48            3,488            500,290

   Minority interest                                     2,687            -             -                -              2,687

   Stockholders' equity                                577,659          553            47             (553) (a)       577,659
                                                                                                       (47) (b)
                                                    -----------     --------    ----------     ------------        -----------

        Total liabilities and stockholders' equity  $1,077,023         $630           $95           $2,888         $1,080,636
                                                    -----------     --------    ----------     ------------        -----------
                                                    -----------     --------    ----------     ------------        -----------

            See accompanying notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet


                           SUN HEALTHCARE GROUP, INC.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                           CONSOLIDATED BALANCE SHEET


The adjustments resulting from Sun's acquisition of 3270262 Canada, Aqua, and Ashbourne are as follows:

HTA Acquisition

HTA was acquired by Sun effective June 28, 1996 when ownership of HTA's stock was transferred and the consideration of $5,300,000 was paid and therefore is consolidated as of June 30, 1996.

3270262 Canada Acquisition

(a) On July 2, 1996, Sun completed the acquisition of all of the outstanding stock of 3270262 Canada for $3,564,000 Canadian Dollars ($2,614,000 U.S. Dollars as of June 30, 1996) in cash. The book value of the 3270262 Canada equity was $553,000 U.S. Dollars as of June 30, 1996 from which the remaining purchase price of $2,061,000 U.S. Dollars was allocated to goodwill. The acquisition was funded by additional borrowings under the NationsBank Credit Facility.

Aqua Acquisition

(b) On July 2, 1996, Sun completed the acquisition of all of the outstanding stock of Aqua for $450,000 Canadian Dollars ($330,000 U.S. Dollars as of June 30, 1996) in cash. The book value of the Aqua equity was $47,000 U.S. Dollars as of June 30, 1996 from which the remaining purchase price of $283,000 was allocated to goodwill. The acquisition was funded by additional borrowings under the NationsBank Credit Facility.

Ashbourne Acquisition

(c) Subsequent to June 30, 1996, Sun acquired an additional .5% minority interest in Ashbourne for $544,000 funded by additional borrowings under the NationsBank Credit Facility.


                                             SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
                                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                                            FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995


                                                                                                     Pro Forma
                                                                             3270262                Acquisition
                                                    Sun           HTA        Canada        Aqua     Adjustments        Pro Forma
                                                ------------   ---------     --------     ------    -----------      ------------
                                                                                (In thousands)

Total net revenues                               $1,135,508     $10,643       $3,602       $659              -        $1,150,412
                                                ------------   ---------     --------     ------    -----------      ------------

Costs and expenses:
   Operating                                        929,493       9,711        1,858        399           (833)(h)       940,628

   Corporate general and administrative              51,468           -            -          -              -            51,468

   Provision for losses on accounts receivable       14,623           -          351         83              -            15,057

   Depreciation and amortization                     27,734          18           10          -            215 (a)        28,237
                                                                                                           143 (b)
                                                                                                           103 (d)
                                                                                                            14 (f)
   Interest, net                                     21,829           1            -          -            398 (c)        23,211
                                                                                                           196 (e)
                                                                                                            25 (g)
                                                                                                           762 (i)
   Conversion expense                                 3,256           -            -          -              -             3,256

   Merger expenses                                    5,800           -            -          -              -             5,800

   Strike costs                                       4,006           -            -          -              -             4,006

   Investigation and litigation costs                 5,505           -            -          -              -             5,505

   Impairment loss                                   59,000           -            -          -              -            59,000
                                                ------------   ---------     --------     ------    -----------      ------------

       Total costs and expenses                   1,122,714       9,730        2,219        482          1,023         1,136,168
                                                ------------   ---------     --------     ------    -----------      ------------

Earnings before income taxes and extraordinary
   loss                                              12,794         913        1,383        177         (1,023)           14,244

Pro forma income taxes                               33,362         471            -         88            277 (j)        34,198
                                                ------------   ---------     --------     ------    -----------      ------------

Net earnings (loss) before extraordinary loss      ($20,568)       $442       $1,383        $89        ($1,300)         ($19,954)
                                                ------------   ---------     --------     ------    -----------      ------------
                                                ------------   ---------     --------     ------    -----------      ------------

Net loss per common and common
   equivalent share                                  ($0.43)                                                              ($0.42)
                                                ------------                                                         ------------
                                                ------------                                                         ------------


Weighted average number of common and
   common equivalent shares outstanding              47,419                                                               47,419
                                                ------------                                                         ------------
                                                ------------                                                         ------------

                  See accompanying notes to Unaudited Pro Forma Condensed Consolidated Statements of Earnings




                                             SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
                                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                                               FOR THE SIX MONTHS ENDED JUNE 30, 1996


                                                                                                   Pro Forma
                                                                              3270262             Acquisition
                                                     Sun          HTA         Canada       Aqua   Adjustments         Pro Forma
                                                  ----------    --------     --------    -------  -----------         -----------
                                                                                 (In thousands)

Total net revenues                                 $645,744      $5,712       $1,817       $348            -            $653,621
                                                  ----------    --------     --------    -------  -----------         -----------
Costs and expenses:
   Operating                                        531,862       5,197        1,041        205         (231)(h)         538,074

   Corporate general and administrative              29,177           -            -          -            -              29,177

   Provision for losses on accounts receivable        2,463           -           51         74            -               2,588

   Depreciation and amortization                     16,489          10            6          -          108 (a)          16,743
                                                                                                          71 (b)
                                                                                                          52 (d)
                                                                                                           7 (f)
   Interest, net                                     12,911           -            -          -          186 (c)          13,389
                                                                                                          91 (e)
                                                                                                          12 (g)
                                                                                                         189 (i)
                                                  ----------    --------     --------    -------  -----------         -----------

       Total costs and expenses                     592,902       5,207        1,098        279          485             599,971
                                                  ----------    --------     --------    -------  -----------         -----------

Earnings before income taxes                         52,842         505          719         69         (485)             53,650

Income taxes                                         21,137         261            -         15          160 (j)          21,573
                                                  ----------    --------     --------    -------  -----------         -----------

Net earnings                                        $31,705        $244         $719        $54        ($645)            $32,077
                                                  ----------    --------     --------    -------  -----------         -----------
                                                  ----------    --------     --------    -------  -----------         -----------

Net earnings per common and common
   equivalent share:

   Primary                                            $0.67                                                                $0.68
                                                  ----------                                                          -----------
                                                  ----------                                                          -----------

   Fully diluted                                      $0.64                                                                $0.65
                                                  ----------                                                          -----------
                                                  ----------                                                          -----------

Weighted average numnber of common and
   common equivalent shares outstanding

   Primary                                           47,187                                                               47,187
                                                  ----------                                                          -----------
                                                  ----------                                                          -----------

   Fully Diluted                                     51,954                                                               51,954
                                                  ----------                                                          -----------
                                                  ----------                                                          -----------

                  See accompanying notes to Unaudited Pro Forma Condensed Consolidated Statements of Earnings


                           SUN HEALTHCARE GROUP, INC.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED STATEMENTS OF EARNINGS


The adjustments resulting from Sun's acquisition of HTA, 3270262 Canada, Aqua, and Ashbourne are as follows:

HTA Acquisition

(a) The excess purchase price of HTA over the fair value of the assets acquired totaled $4,300,000. This excess purchase price will be amortized over an estimated 20 years resulting in additional amortization of $215,000 for the year ended December 31, 1995 and $108,000 for the six months ended June 30, 1996.

(b) In connection with the purchase of HTA, Sun entered into a non-compete agreement with the seller for $1,000,000. The non-compete agreement will be amortized over its life of seven years resulting in additional amortization of $143,000 for the year ended December 31, 1995 and $71,000 for the six months ended June 30, 1996.

(c) Represents pro forma interest on borrowings to fund the acquisition of HTA.

3270262 Canada Acquisition

(d) The excess purchase price of 3270262 Canada over the fair value of the assets acquired totaled $2,061,000. The excess purchase price will be amortized over an estimated 20 years resulting in additional amortization of $103,000 for the year ended December 31, 1995 and $52,000 for the six months ended June 30, 1996.

(e) Represents pro forma interest on borrowings to fund the acquisition of 3270262 Canada.

Aqua Acquisition

(f) The excess purchase price of Aqua over the fair value of the assets acquired totaled $283,000. The excess purchase price will be amortized over an estimated 20 years resulting in additional amortization of $14,000 for the year ended December 31, 1995 and $7,000 for the six months ended June 30, 1996.

(g) Represents pro forma interest on borrowings to fund the acquisition of Aqua.

Ashbourne Acquisition

(h) Represents the pro forma earnings of Sun's ownership interest in Ashbourne under the equity method for the periods prior to acquisition by Sun resulting in recognition of $833,000 for the year ended December 31, 1995 and $231,000 for the six months ended June 30, 1996.

(i) Represents pro forma interest on borrowings to fund the purchase of minority interest investments of Ashbourne.

Income Taxes

(j) Represents the tax effect of the pro forma adjustments reflected in the Unaudited Pro Forma Condensed Consolidated Statements of
       Earnings and a pro forma provision for income taxes of $553,000 for the year ended December 31, 1995 and $288,000 for the six months ended June 30, 1996, to present taxes on the results of operations of 3270262 Canada on the basis that is required upon their change in tax status from a sole proprietorship to a corporation. The effective pro forma tax rate for the year ended December 31, 1995 and the six months June 30, 1996 is the Sun effective tax rate considering the permanent difference related to non-deductible amortization of goodwill.

ITEM 7(c)     EXHIBITS

              Exhibit 23.1   Consent of Citrin Cooperman & Company, LLP

              Exhibit 23.2   Consent of Soberman, Isenbaum & Colomby

              Exhibit 23.3   Consent of Price Waterhouse

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, Sun Healthcare Group, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 11, 1996                SUN HEALTHCARE GROUP, INC.

                                           /s/ William C. Warrick
                                          ------------------------------------
                                          William C. Warrick
                                          Vice President and
                                          Corporate Controller